                                                            EXHIBIT (a)(5)(viii)

                            ----------------------------------------------------
                                                          Interoffice Memorandum

[GENENCOR INTERNATIONAL(R) LOGO]

DATE:    March 18, 2004
TO:      Matt Young, Lehman Bros.
FROM:    Ray Land
RE:      Valuation and Business Plan
CC:      J. J. Bienaime, Peg Horn

--------------------------------------------------------------------------------

Attached please find Genencor's discounted cash flow internal valuation, and related assumptions, which indicates an enterprise value of $2.3 billion. This value falls within the range of the April 30, 2002 McKinsey study which indicated that Genencor had a potential intrinsic value of $1.7 billion to $3.2 billion.

We are also attaching the Consolidated, Bioproducts, Health Care and Corporate
statements of operations, balance sheets and statements of cash flows. In addition, we are including Bioproduct's schedules of product revenue, fees and royalty revenues, research and development. The appendix contains an analysis of the sensitivity of our revenues and earnings to changes in the Euro and a schedule of common shares and options outstanding for the next ten years.

All of the plans are for ten years, except Health Care, which we extended to 27 years in order to capture the value of their prime commercial years. The projects in Health Care have been adjusted for the probability of technical success based upon industry standards and the cash flows further discounted at a
10% rate. With regard to Bioproducts, we discounted the existing enzyme business at 10% but personal care, biomass and other newer opportunities we used a 15%
discount rate.

The years 2005 and 2006 of the plan are mostly consistent with the three-year strategic plan presented to the Board in September 2003. As compared to that strategic plan the 2005 and 2006 business plan earnings per share are $0.20 and
$0.33, which are $0.04 and $0.10 higher than the strategic plan. The business plan's 2005 and 2006 product revenues and gross margins are lower than in the strategic plan but spending is also lower which created the increase in earnings. I will send you copies of the strategic plan presented to the Board in
September 2003 under separate cover.

In the attached business plan and valuation we have reflected the projected results of our ongoing businesses and those new opportunities that have the clearest path to

                                       1

commercialization. Additionally, listed below are other opportunities in the early stages of negotiation or commercialization that may have significant incremental value:

1.   Kyowa Enzyme - We have a 50-50 marketing joint venture with Kyowa Hakko, which is called Kyowa Enzyme Company. This venture is focused on the
     Japanese enzyme market. We have approached Kyowa and expressed an interest in becoming majority owners at 70% in order to create a platform for further growth in Japan. Kyowa's reaction has been favorable. This transaction could be effective as soon as March 31, 2004. It would be neutral to 2004 earnings but add about $4 million to our product revenues.
     Our expectation is that this expansion of our presence in Japan will expand our market share from 6% to 15% within five years.

2.   Expansion of 1,3 Propanediol Beyond Fabrics - As part of a collaboration with DuPont, Genencor scientists provided DuPont with a biologically derived 1,3 propanediol molecule. This molecule's first intended use is in the manufacture of a new nylon-like fabric with better qualities than nylon called Sorona(R). Genencor will receive a royalty on each pound sold by
     DuPont and we included the estimated NPV of those royalties at $30 million based upon DuPont assumptions in our valuation model. However, as noted in a The Freedonia Group's May 2003 study of the fermentation chemical industry, they noted that 1,3 propanediol may have longer term applicability in "paints, coatings, adhesives, antifreeze." If Dupont or others elect to expand the usage of our biological 1,3 propanediol into these applications, the value of that license could be considerably larger.

3.   BASF Collaboration - We have had some positive discussions with BASF regarding a phytase supply agreement. While some of the phytase enzyme sales may be implied in the business plan, other opportunities to expand our revenue base are not. Discussions to further define the opportunity are ongoing.

4.   Value of Enzymes Used in the Conversion of Biomass to Ethanol- In our
     model, we have assumed that Genencor will be providing enough enzymes to process plant waste or biomass into one billion gallons of ethanol. The value of this business is $19 million. However, some of the market estimates indicate that the need will be much greater. If we sell enough enzymes to process three billion gallons by 2013, the value of our biomass enzyme business could grow to $155 million. At five billion gallons in
     2013, the value would be $342 million.

5.   Ascorbic Acid - We have a joint venture with Eastman Chemical to develop partially biological ascorbic acid. We believe the technology has value and we are in the process of selling it.

6.   Silicon Biotechnology - We are in the third year of collaboration with Dow
     Corning to develop new products based upon the combination of silicon chemistry and biotechnology. There are four opportunities under this platform

                                       2

     that we are currently exploring: (A) Sugar siloxanes for use in personal care products (smoother feel and water absorption); (B) Capture Plus Filter
     Media (CPFM) which is a beverage clarifying product; (C) enzyme for chronic wound treatment replacing "sharp" debridement treatment; and (D)
     Biosensors.

7.   MIB Collaboration - We are evaluating an opportunity to use rhodopsins in paper security features (inks, ID cards and passports).

8.   Enzymes To Desulfurize Oil Reserves - We are in very early discussions with a major oil company to have them fund a program to develop enzymes to desulfurize their oil reserves. Success in such a program might allow them to count high sulfur oil in their proven reserve calculation, which could add significantly to their valuation.

If you have any questions regarding this material, please call or e-mail me.

Best regards,

Ray

Attachments (28)

                                       3

                           GENENCOR INTERNATIONAL, INC

                                  BUSINESS PLAN
                                 PROJECT PICARD

                                   March 2004
                                  Palo Alto, CA

                                    1 of 28

                          GENENCOR INTERNATIONAL, INC.
                           BUSINESS PLAN--MARCH 2004

                                                                   CONFIDENTIAL

                                                                         PAGE
                                                                         ----

TITLE PAGE                                                                 1
TABLE OF CONTENTS                                                          2
VALUATION                                                                  3
CONSOLIDATED 2002-2013:
       Assumptions                                                         4
       Diagnostic Ratios                                                   5
       Statements of Operations                                            6
       Balance Sheets                                                      7
       Cash Flow Statements                                                8
BIOPRODUCTS BUSINESS SEGMENT 2002 - 2013:
       Assumptions                                                         9
       Statements of Operations                                            10
       Balance Sheets                                                      11
       Cash Flow Statements                                                12
       Product Revenues                                                    13
       Fees and Royalty Revenues Detail                                    14
       Research and Development Detail                                     15
HEALTH CARE BUSINESS SEGMENT 2002 - 2030:
       Assumptions                                                         16
       Statements of Operations                                          17 - 18
       Balance Sheets                                                    19 - 20
       Cash Flow Statements                                              21 - 22
CORPORATE 2002-2013:
       Statements of Operations                                            23
       Balance Sheets                                                      24
       Cash Flow Statements                                                25
APPENDIX COVER PAGE                                                        26
       Sensitivity of Revenue and Net Income to Euro:Dollar rate           27
       Common Shares and Options Outstanding                               28

                                    2 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN

                                                                   CONFIDENTIAL

                         INTERNAL VALUATION OF GENENCOR

Key items:

     *    Valuation based upon Genencor management's estimates of future cash flows

     *    Health Care (1) and Bioproducts (2) segments discounted at 10%

     *    Bioproduct's valuation horizon is to 2013.

     *    Health Care's valuation horizon is to 2030 in order to reflect the prime cash flow generating years

          (1)  Note that the health care project cash flows were calculated based on the probability of technical success before being further discounted by a 10% discount rate.

          (2)  Bioproduct's personal care, biomass and other opportunities were discounted at a 15% discount rate.

                                                               Discounted Net
Valuation Elements                                             Present Value
------------------                                             -------------
                                                             (in millions of USD)

Bioproducts discounted projected operating cash flows               $1,860
Health Care discounted projected operating cash flows                  460
                                                                    ------
Total discounted projected operating cash flows                      2,320
Plus marketable securities @ January 31, 2004                          177
Less estimated market value of debt @ January 31, 2004                 199
                                                                    ------
Genencor internal enterprise value                                  $2,298
                                                                    =======

                                    3 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL
                           ASSUMPTIONS - CONSOLIDATED

CATEGORY
-------------------------------

INFLATION                         *   Inflation rate of 4% assumed for all years

EXCESS CASH                       *   Excess cash was first used to pay down
                                      debt and the remainder is invested in
                                      interest bearing securities

INVESTMENT AND INTEREST INCOME    *   Interest rate on excess marketable
                                      securities 1.1% in 2004 increasing to 3.0%
                                      in 2008 and thereafter

TAX RATE                          *   Rate ranges from 15% to 30% depending on
                                      operating results versus minimum tax
                                      requirements

LONG-TERM DEBT                    *   Reduced based on scheduled maturities of
                                      current loan.

CURRENCY MOVEMENT                 *   Based on the Euro exchange rate weakening
                                      from an estimate of 1.21 in 2004 to 1.13
                                      in 2005, and remaining constant thereafter

PREFERRED SHARES                  *   Accumulated accreted dividends treated as
                                      a reduction in Retained Earnings
                                      (Accumulated Deficit)

                                  *   Preferred market value of principal and
                                      accreted dividends was assumed to be $100
                                      million

COMMON SHARES                     *   Increases each year as stock options are
                                      exercised

                                  *   No expensing of stock based compensation

OPTION EXERCISES                  *   Shares necessary to meet option exercises
                                      come from new issues

                                  *   1,000,000 options granted each year
                                      beginning in 2005

                                  *   The option price of grants will be at
                                      market value.

                                  *   Market value of Genencor increases 12% per
                                      year

                                    4 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL
                          CONSOLIDATED FINANCIAL RATIOS
                             (DOLLARS IN THOUSANDS)

                                                     2002 Actual   2003 Actual     2004 AOP     2005 Est     2006 Est     2007 Est
                                                     ------------------------------------------------------------------------------

VALUE DIAGNOSTICS:
Basic earnings per share                                 ($0.02)         $0.26        $0.32        $0.21        $0.35        $0.38
EPS growth rate (%)                                                        n/a        20.4%       -32.9%        66.3%         6.0%
Common shares outstanding: wtd. avg.                     59,257         58,767       59,368       59,869       61,088       63,187
Income available for common                             ($1,478)       $15,533      $18,895      $12,778      $21,680      $23,771
EBITDA                                                  $38,953        $66,894      $71,397      $65,960      $77,308      $79,888
Average RONA                                                  2%             5%           5%           4%           5%           5%
R&D as a % of total revenues                                 20%            19%          19%          20%          21%          23%
FRR as a % of product revenue                                 6%             6%           7%           4%           5%           4%
Tax rate as a % of pretax income                           -143%            20%          17%          23%          19%          19%

LEVERAGE RATIOS:
Debt/Capital %                                               22%            16%          12%           7%           2%           2%

PROFIT PERFORMANCE RATIOS:
Product revenue growth rate (%)                               6%            10%           7%           8%          12%          11%
Product gross margin                                         43%            43%          42%          43%          43%          44%
SG&A as a % of product revenue                               21%            19%          19%          18%          18%          17%
Return on product revenue (%)                                 2%             6%           7%           5%           6%           6%
Operating working capital                               $39,667        $64,878      $61,869      $58,446      $92,150      $99,025
Operating working capital as % of product revenue            12%            18%          16%          14%          20%          19%
Fixed capital investment                                $19,550        $32,849      $37,212      $73,814      $52,256      $51,737
Depreciation expense                                    $27,628        $29,980      $32,964      $35,318      $39,455      $40,803
PPE as a % of product revenue                                66%            64%          59%          63%          59%          55%

ACTIVITY RATIOS:
Days in receivables                                          57             59           60           58           58           58
Days in payables                                             82             86           85           89           89           90
Inventory turnover                                         3.44           3.23         3.23         3.71         3.71         3.71
Fixed asset turnover                                       1.52           1.55         1.69         1.60         1.70         1.82
Total asset turnover                                       0.67           0.65         0.71         0.72         0.78         0.83

                                                       2008 Est       2009 Est     2010 Est     2011 Est     2012 Est     2013 Est
                                                     ------------------------------------------------------------------------------

VALUE DIAGNOSTICS:
Basic earnings per share                                  $0.50          $0.68         $0.91       $1.17         $1.99       $2.79
EPS growth rate (%)                                        31.9%          37.8%         33.3%       28.2%         70.7%       40.1%
Common shares outstanding: wtd. avg.                     65,415         67,995        69,903      70,986        72,315      73,675
Income available for common                             $32,450        $46,470       $63,689     $82,902      $144,180    $205,808
EBITDA                                                  $87,523       $102,742      $125,704    $151,579      $231,752    $315,139
Average RONA                                                  5%             7%            8%          9%           13%         16%
R&D as a % of total revenues                                 22%            21%           20%         18%           15%         14%
FRR as a % of product revenue                                 3%             3%            3%          3%            4%          3%
Tax rate as a % of pretax income                             14%            15%           16%         18%           21%         23%

LEVERAGE RATIOS:
Debt/Capital %                                                2%             2%            1%          1%            1%          1%

PROFIT PERFORMANCE RATIOS:
Product revenue growth rate (%)                              11%            10%           10%         12%           18%         18%
Product gross margin                                         44%            44%           44%         45%           48%         50%
SG&A as a % of product revenue                               17%            16%           15%         16%           16%         15%
Return on product revenue (%)                                 7%             8%           10%         12%           16%         20%
Operating working capital                              $108,436       $119,125      $130,216    $143,657      $168,587    $197,787
Operating working capital as % of product revenue            19%            19%           19%         18%           18%         18%
Fixed capital investment                                $54,246        $68,709       $75,353     $72,996       $77,616     $67,002
Depreciation expense                                    $43,032        $43,005       $45,852     $48,686       $51,352     $54,170
PPE as a % of product revenue                                52%            51%           50%         48%           44%         38%

ACTIVITY RATIOS:
Days in receivables                                          58             58            58          58            58          58
Days in payables                                             89             89            89          89            87          85
Inventory turnover                                         3.71           3.71          3.71        3.71          3.71        3.71
Fixed asset turnover                                       1.94           1.97          1.98        2.07          2.29        2.63
Total asset turnover                                       0.90           0.93          0.96        1.01          1.11        1.23

                                    5 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                      -------------------------------------
               (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                     2002 Actual   2003 Actual     2004 AOP     2005 Est    2006 Est   2007 Est
                                                     -----------------------------------------------------------------------------

Revenues:
     Product revenue                                   $ 329,337     $ 362,143    $ 387,345    $ 416,450   $ 464,350    $ 517,000
     Fees and royalty revenues                            20,741        21,019       27,800       18,124      21,000       22,000
                                                     -----------------------------------------------------------------------------
         Total revenues                                  350,078       383,162      415,145      434,574     485,350      539,000

Operating expenses:
     Cost of product sold                                186,383       207,483      225,084      237,638     262,984      289,520
     Research and development                             70,190        72,534       79,891       88,991     101,500      121,500
     Sales, marketing and business development            33,027        33,735       37,885       39,502      42,793       47,065
     General and administrative                           34,635        33,559       36,164       36,924      39,343       40,953
     Amortization                                          5,563         5,682        4,176        4,361       4,361        4,361
     Restructuring and related charges                    16,427             -        3,250            -           -            -
     Other (income) expense                               (3,409)       (2,081)      (5,563)         876         876          876
                                                     -----------------------------------------------------------------------------
         Total operating expenses                        342,816       350,912      380,887      408,292     451,857      504,275

Operating income                                           7,262        32,250       34,258       26,281      33,493       34,725

Investment (income)                                        1,500         1,018            -            -           -            -
Interest expense                                           8,587         6,667        5,110        2,815         905          428
Interest (income)                                         (5,207)       (3,960)      (2,573)      (2,554)     (2,986)      (4,029)
Minority Interest (income)                                     -             -            -            -           -            -
                                                     -----------------------------------------------------------------------------

Income before provision for income taxes                   2,382        28,525       31,721       26,020      35,574       38,326

Provision for income taxes                                (3,415)        5,717        5,550        5,966       6,618        7,729
                                                     -----------------------------------------------------------------------------

Net income                                               $ 5,797      $ 22,808     $ 26,171     $ 20,054    $ 28,956       31,047
                                                     =============================================================================

     Net income available to holders of common stock    $ (1,478)     $ 15,533     $ 18,895     $ 12,778    $ 21,680       23,771
                                                     =============================================================================

     Earning per common share:
         Basic                                           $ (0.02)       $ 0.26       $ 0.32       $ 0.21      $ 0.35       $ 0.38
                                                     =============================================================================
         Diluted                                         $ (0.02)       $ 0.26       $ 0.30       $ 0.20      $ 0.33       $ 0.35
                                                     =============================================================================

     Average common shares outstanding:
         Basic                                            59,257        58,767       59,368       59,869      61,088       63,187
                                                     =============================================================================
         Diluted                                          59,575        60,680       62,449       63,276      65,168       67,068
                                                     =============================================================================

                                                        2008 Est      2009 Est     2010 Est     2011 Est    2012 Est     2013 Est
                                                     -----------------------------------------------------------------------------

Revenues:
     Product revenue                                    $ 574,200    $ 633,200    $ 696,200    $ 777,700   $ 919,400  $ 1,088,000
     Fees and royalty revenues                             18,350       19,550       23,650       21,800      33,000       28,150
                                                     -----------------------------------------------------------------------------
         Total revenues                                   592,550      652,750      719,850      799,500     952,400    1,116,150

Operating expenses:
     Cost of product sold                                 323,372      353,925      389,444      430,134     482,094      540,905
     Research and development                             128,346      137,111      141,878      143,013     146,020      151,599
     Sales, marketing and business development             50,996       54,700       59,600       72,400      90,600      107,000
     General and administrative                            44,469       46,400       48,200       50,183      52,410       54,800
     Amortization                                           4,361        4,361        4,361        4,361       4,361        4,361
     Restructuring and related charges                          -            -            -            -           -            -
     Other (income) expense                                   876          876          876          876         876          876
                                                     -----------------------------------------------------------------------------
         Total operating expenses                         552,419      597,373      644,359      700,967     776,361      859,541

Operating income                                           40,131       55,378       75,492       98,534     176,040      256,610

Investment (income)                                             -            -            -            -           -            -
Interest expense                                              428          428          428          428         428          428
Interest (income)                                          (6,422)      (8,217)      (9,872)     (11,832)    (14,995)     (20,010)
Minority Interest (income)                                      -            -            -            -           -            -
                                                     -----------------------------------------------------------------------------

Income before provision for income taxes                   46,124       63,166       84,936      109,938     190,606      276,192

Provision for income taxes                                  6,398        9,420       13,971       19,759      39,150       63,108
                                                     -----------------------------------------------------------------------------

Net income                                               $ 39,726     $ 53,746     $ 70,965     $ 90,178   $ 151,456    $ 213,084
                                                     =============================================================================

     Net income available to holders of common stock     $ 32,450     $ 46,470     $ 63,689     $ 82,902   $ 144,180    $ 205,808
                                                     =============================================================================

     Earning per common share:
         Basic                                             $ 0.50       $ 0.68       $ 0.91       $ 1.17      $ 1.99       $ 2.79
                                                     =============================================================================
         Diluted                                           $ 0.47       $ 0.66       $ 0.89       $ 1.13      $ 1.94       $ 2.71
                                                     =============================================================================

     Average common shares outstanding:
         Basic                                             65,415       67,995       69,903       70,986      72,315       73,675
                                                     =============================================================================
         Diluted                                           68,906       70,918       71,880       73,163      74,495       75,885
                                                     =============================================================================

                                    6 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL

                           CONSOLIDATED BALANCE SHEETS
                           ---------------------------
                             (Dollars in Thousands)

                                                               ASSETS
                                                               ------

                                                   2002 Actual   2003 Actual     2004 AOP     2005 Est      2006 Est     2007 Est
                                                   --------------------------------------------------------------------------------

Current assets:
     Cash and cash equivalents                       $ 169,001     $ 166,551    $ 174,471    $ 139,744     $ 151,223    $ 197,969
     Trade accounts receivable                          51,576        58,249       63,883       66,176        73,787       82,153
     Inventories, net                                   54,215        64,159       69,641       64,053        70,885       78,038
     Prepaid expenses and other current assets          19,551        32,970       21,986       27,635        27,635       27,635
     Deferred income taxes                               8,018         3,283        3,283        3,283         3,283        3,283
                                                   --------------------------------------------------------------------------------
               Total current assets                    302,361       325,212      333,264      300,890       326,813      389,078
Property, plant and equipment, net                     217,110       232,902      228,737      260,835       273,635      284,570
Investments and other assets                            50,142        61,731       60,997       58,174        57,674       57,174
Intangible assets, net                                  75,282        76,455       71,721       65,377        61,016       56,655
Deferred income taxes                                   10,027        16,122       16,122       16,122        16,122       16,122
                                                   -------------------------------------------------------------------------------
Total assets                                         $ 654,922     $ 712,422    $ 710,841    $ 701,398     $ 735,260    $ 803,598
                                                   ===============================================================================

                                                               ASSETS
                                                               ------

                                                      2008 Est      2009 Est      2010 Est     2011 Est     2012 Est     2013 Est
                                                   -------------------------------------------------------------------------------

Current assets:
     Cash and cash equivalents                       $ 259,662     $ 320,951     $ 373,911    $ 454,049    $ 587,688    $ 791,191
     Trade accounts receivable                          90,993       100,618       110,629      123,580      145,697      172,888
     Inventories, net                                   87,162        95,397       104,971      115,939      129,944      145,796
     Prepaid expenses and other current assets          27,635        27,635        27,635       27,635       27,635       27,635
     Deferred income taxes                               3,283         3,283         3,283        3,283        3,283        3,283
                                                   -------------------------------------------------------------------------------
               Total current assets                    468,736       547,884       620,429      724,485      894,248    1,140,793
Property, plant and equipment, net                     295,784       321,488       350,989      375,299      401,563      414,395
Investments and other assets                            49,174        49,174        49,174       49,174       49,174       49,174
Intangible assets, net                                  52,294        47,933        43,572       39,211       34,850       30,489
Deferred income taxes                                   16,122        16,122        16,122       16,122       16,122       16,122
                                                   -------------------------------------------------------------------------------
Total assets                                         $ 882,110     $ 982,601    $1,080,286   $1,204,291   $1,395,957   $1,650,973
                                                   ===============================================================================

                                                LIABILITIES AND STOCKHOLDERS' EQUITY
                                                ------------------------------------

Current liabilities:
     Notes payable                                     $ 7,942       $ 5,926      $ 8,000      $ 8,000       $ 8,000      $ 8,000
     Current maturities of long-term debt               28,291        28,249       28,000       28,000             -            -
     Accounts payable and accrued expenses              47,549        49,143       52,419       57,650        64,132       71,144
     Interest payable on long-term debt                  1,910         1,432          955          500             -            -
     Accrued employee benefits                          12,704        17,415       16,928       21,504        23,873       27,237
     Deferred income taxes                                 922             3            3            3             3            3
                                                   --------------------------------------------------------------------------------
               Total current liabilities                99,318       102,168      106,305      115,658        96,008      106,384
Long-term debt                                          84,897        58,466       28,490          490           490          490
Capital lease obligation                                 5,990         6,842        6,262        5,440         5,240        5,040
Deferred income taxes                                   14,090        21,441       20,626       19,098        19,098       19,098
Other long-term liabilities                             12,372        10,681       11,532       14,066        14,066       14,066
Minority interest                                          248           137          360          187           187          187
                                                   --------------------------------------------------------------------------------
               Total liabilities                       216,915       199,735      173,575      154,939       135,089      145,265
                                                   --------------------------------------------------------------------------------

Redeemable preferred stock                             169,750       177,025      184,300      191,575       198,850      206,125

Stockholders' equity:
     Common stock                                          602           610          616          620           640          662
     Additional paid-in capital                        349,579       359,344      366,300      371,949       396,593      423,686
     Treasury stock                                    (21,030)      (21,030)     (21,030)     (21,030)      (21,030)     (21,030)
     Deferred stock-based compensation                  (1,164)       (1,036)        (541)         (93)            -            -
     Retained earnings (accumulated deficit)           (14,944)          589       19,485       32,263        53,943       77,715
     Accumulated other comprehensive loss              (44,786)       (2,815)     (11,864)     (28,825)      (28,825)     (28,825)
                                                   --------------------------------------------------------------------------------
Total stockholders' equity                             268,257       335,662      352,966      354,885       401,321      452,208
                                                   --------------------------------------------------------------------------------
Total liabilities and stockholders' equity           $ 654,922     $ 712,422    $ 710,841    $ 701,398     $ 735,260    $ 803,598
                                                   ================================================================================

                                                LIABILITIES AND STOCKHOLDERS' EQUITY
                                                ------------------------------------

Current liabilities:
     Notes payable                                     $ 8,000       $ 8,000       $ 8,000      $ 8,000      $ 8,000      $ 8,000
     Current maturities of long-term debt                    -             -             -            -            -            -
     Accounts payable and accrued expenses              78,744        86,459        94,920      104,320      114,425      125,904
     Interest payable on long-term debt                      -             -             -            -            -            -
     Accrued employee benefits                          29,095        30,968        32,458       34,528       37,574       40,742
     Deferred income taxes                                   3             3             3            3            3            3
                                                   -------------------------------------------------------------------------------
               Total current liabilities               115,842       125,430       135,381      146,851      160,002      174,649
Long-term debt                                             490           490           490          490          490          490
Capital lease obligation                                 4,840         4,640         4,440        4,240        4,040        3,840
Deferred income taxes                                   19,098        19,098        19,098       19,098       19,098       19,098
Other long-term liabilities                             14,066        14,000        14,000       14,000       14,000       14,000
Minority interest                                          187           187           187          187          187          187
                                                   -------------------------------------------------------------------------------
               Total liabilities                       154,523       163,845       173,596      184,866      197,817      212,264
                                                   -------------------------------------------------------------------------------

Redeemable preferred stock                             213,400       220,675       227,950      235,225      242,500      249,775

Stockholders' equity:
     Common stock                                          685           714           723          735          749          762
     Additional paid-in capital                        453,191       490,587       507,548      530,094      557,339      584,812
     Treasury stock                                    (21,030)      (21,030)      (21,030)     (21,030)     (21,030)     (21,030)
     Deferred stock-based compensation                       -             -             -            -            -            -
     Retained earnings (accumulated deficit)           110,165       156,635       220,324      303,227      447,407      653,215
     Accumulated other comprehensive loss              (28,825)      (28,825)      (28,825)     (28,825)     (28,825)     (28,825)
                                                   -------------------------------------------------------------------------------
Total stockholders' equity                             514,186       598,082       678,740      784,200      955,640    1,188,934
                                                   -------------------------------------------------------------------------------
Total liabilities and stockholders' equity           $ 882,110     $ 982,601    $1,080,286   $1,204,291   $1,395,957   $1,650,973
                                                   ================================================================================

                                     7 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Dollars in Thousands)

                                                                2002 Actual  2003 Actual  2004 AOP   2005 Est    2006 Est  2007 Est
                                                                --------------------------------------------------------------------

Cash flows from operating activities:
  Net income                                                      $ 5,797     $ 22,808    $ 26,170   $ 20,053    $ 28,955  $ 31,046
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation and amortization                                33,191       35,662      37,140     39,679      43,816    45,164
      Amortization of deferred stock-based compensation             3,746          803         495        448          93         -
      Loss on disposition of property, plant and equipment            488          438       3,250          -           -         -
      Loss from impairment of investment in equity securities       1,500        1,018           -          -           -         -
      Non-cash portion of restructuring and related charges         9,495       (1,328)          -          -           -         -
      (Increase) decrease in operating assets:
         Trade accounts receivable                                    699         (554)     (7,136)    (5,109)     (7,612)   (8,366)
         Inventories, net                                           1,096       (3,841)     (6,981)     2,778      (6,832)   (7,153)
         Prepaid expenses and other current assets                 (4,495)      (6,846)     10,560     (6,443)          -         -
         Investments and other assets                              (7,385)      (8,988)     (1,005)         -           -         -
      Increase (decrease) in operating liabilities:
         Accounts payable and accrued expenses                     (6,717)      (1,707)      4,650      7,808       6,482     7,012
         Interest payable on long-term debt                          (473)        (478)       (477)      (455)       (500)        -
         Accrued employee benefits                                   (808)       4,045        (323)     4,882       2,368     3,365
      Other                                                         2,333       (3,305)      1,132      2,736        (200)     (200)
                                                                --------------------------------------------------------------------
           Net cash provided by operating activities               38,467       37,727      67,475     66,377      66,572    70,868
                                                                --------------------------------------------------------------------

Cash flows from investing activities:
  Purchases of property, plant and equipment                      (19,550)     (32,849)    (37,212)   (73,814)    (52,256)  (51,737)
  Purchases of intangible assets                                     (100)       1,145        (500)         -           -         -
  Proceeds from the sale of property, plant and equipment             414          133       1,750          -           -         -
  Proceeds from notes receivable                                        -            -         500        500         500       500
  Acquisition of business, net of cash acquired                   (44,734)           -           -          -           -         -
  Payment to acquire equity securities                             (4,500)           -           -          -           -         -
                                                                --------------------------------------------------------------------
           Net cash used in investing activities                  (68,470)     (31,571)    (35,462)   (73,314)    (51,756)  (51,237)
                                                                --------------------------------------------------------------------

Cash flows from financing activities:
  Proceeds from employee stock purchase plan/options exercised      2,296        8,140       6,962      5,653      24,664    27,115
  Surrender of restricted shares                                     (198)           -           -          -           -         -
  Net (payments) proceeds on notes payable of foreign affiliate      (565)        (205)       (248)         -           -         -
  Payment of long-term debt                                       (28,277)     (28,366)    (27,905)   (28,000)    (28,000)        -
                                                                --------------------------------------------------------------------
           Net cash used in financing activities                  (26,744)     (20,431)    (21,191)   (22,347)     (3,336)   27,115
                                                                --------------------------------------------------------------------

Effect of exchange rate changes on cash                            10,724       11,825      (2,903)    (5,443)          -         -
                                                                --------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents              (46,023)      (2,450)      7,919    (34,727)     11,480    46,746
Cash and cash equivalents - beginning of period                   215,023      169,001     166,551    174,471     139,744   151,223
                                                                --------------------------------------------------------------------
Cash and cash equivalents - end of period                       $ 169,001    $ 166,551   $ 174,471  $ 139,744   $ 151,223  $197,969
                                                                ====================================================================

                                                                2008 Est     2009 Est    2010 Est   2011 Est    2012 Est   2013 Est
                                                                -------------------------------------------------------------------

Cash flows from operating activities:
  Net income                                                    $ 39,725     $ 53,745    $ 70,964   $ 90,177   $ 151,455  $ 213,083
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation and amortization                               47,393       47,366      50,213     53,047      55,713     58,531
      Amortization of deferred stock-based compensation                -            -           -          -           -          -
      Loss on disposition of property, plant and equipment             -            -           -          -           -          -
      Loss from impairment of investment in equity securities          -            -           -          -           -          -
      Non-cash portion of restructuring and related charges            -            -           -          -           -          -
      (Increase) decrease in operating assets:
        Trade accounts receivable                                 (8,840)      (9,625)    (10,011)   (12,951)    (22,118)   (27,190)
        Inventories, net                                          (9,124)      (8,235)     (9,574)   (10,968)    (14,005)   (15,852)
        Prepaid expenses and other current assets                      -            -           -          -           -          -
        Investments and other assets                                   -            -           -          -           -          -
      Increase (decrease) in operating liabilities:
        Accounts payable and accrued expenses                      7,600        7,715       8,461      9,400      10,105     11,479
        Interest payable on long-term debt                             -            -           -          -           -          -
        Accrued employee benefits                                  1,858        1,872       1,491      2,069       3,046      3,168
      Other                                                         (200)        (266)       (200)      (200)       (200)      (200)
                                                                -------------------------------------------------------------------
           Net cash provided by operating activities              78,412       92,573     111,343    130,576     183,997    243,019
                                                                -------------------------------------------------------------------

Cash flows from investing activities:
  Purchases of property, plant and equipment                     (54,246)     (68,709)    (75,353)   (72,996)    (77,616)   (67,002)
  Purchases of intangible assets                                       -            -           -          -           -          -
  Proceeds from the sale of property, plant and equipment              -            -           -          -           -          -
  Proceeds from notes receivable                                   8,000            -           -          -           -          -
  Acquisition of business, net of cash acquired                        -            -           -          -           -          -
  Payment to acquire equity securities                                 -            -           -          -           -          -
                                                                -------------------------------------------------------------------
           Net cash used in investing activities                 (46,246)     (68,709)    (75,353)   (72,996)    (77,616)   (67,002)
                                                                -------------------------------------------------------------------

Cash flows from financing activities:
  Proceeds from employee stock purchase plan/options exercised    29,528       37,425      16,970     22,558      27,259     27,486
  Surrender of restricted shares                                       -            -           -          -           -          -
  Net (payments) proceeds on notes payable of foreign affiliate        -            -           -          -           -          -
  Payment of long-term debt                                            -            -           -          -           -          -
                                                                -------------------------------------------------------------------
           Net cash used in financing activities                  29,528       37,425      16,970     22,558      27,259     27,486
                                                                -------------------------------------------------------------------

Effect of exchange rate changes on cash                                -            -           -          -           -          -
                                                                -------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents              61,694       61,289      52,960     80,138     133,640    203,503
Cash and cash equivalents - beginning of period                  197,969      259,662     320,951    373,911     454,049    587,688
                                                                -------------------------------------------------------------------
Cash and cash equivalents - end of period                       $259,662    $ 320,951   $ 373,911  $ 454,049   $ 587,688  $ 791,191
                                                                ===================================================================

                                    8 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL

                            ASSUMPTIONS - BIOPRODUCTS

CATEGORY
------------------------

ACQUISITIONS                      *   Not included in plan

PRODUCT REVENUE                   *   On-going business volume growth averages
                                      11.0% per year for next four years,
                                      slowing to 9-10% per year thereafter
                                  *   On-going business price decreases average
                                      3% each year for the next four years, 1%
                                      annually thereafter
                                  *   Personal Care revenues commence in 2005,
                                      Biomass revenues in 2006

COST OF GOODS SOLD                *   Productivity improvements of 4% to 6%
                                      annually
                                  *   Personal Care costs forecasted at 20 - 30%
                                      of product revenue
                                  *   Biomass costs forecasted to begin at 50%
                                      of revenue, increasing to 60% by 2013

FEES AND ROYALTY REVENUES         *   On-going business essentially constant at
                                      $6M per year
                                  *   Personal Care at about 3% of product
                                      revenues
                                  *   Averages 45% of R&D spending on New
                                      businesses

RESEARCH & DEVELOPMENT            *   On-going business reduced from current 7%
                                      of total core revenues to 5.5% by end of
                                      planning horizon
                                  *   Growth of about 3% annually for new
                                      initiatives

SALES, GEN'L AND ADMINISTRATIVE   *   On-going business growth equal to
                                      inflation only
                                  *   $8.5M per year plus 10% of product revenue
                                      for new initiatives

TAX RATE                          *   20% in all years due to Jersey agreement,
                                      and large expenses in the U.S.

ACCOUNTS RECEIVABLE               *   58 days outstanding for all future years

INVENTORIES                       *   3.7 turns for all future years

FIXED CAPITAL INVESTMENT, NET     *   Reduce PP&E as a percent of product
                                      revenue from 62% in 2003 to 44% in 2013

ACCOUNTS PAYABLE                  *   85 days for all future years

                                    9 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL

                      BIOPRODUCTS STATEMENTS OF OPERATIONS
                      ------------------------------------
             (Dollars in Thousands, except share and per share data)

                                                2002 Actual    2003 Actual      2004 AOP      2005 Est      2006 Est       2007 Est
                                                ------------------------------------------------------------------------------------

Revenues:
      Product revenue                             $ 329,337     $ 362,143      $ 387,345     $ 415,450     $ 459,350      $ 510,000
      Fees and royalty revenues                      20,666        20,594         16,800        18,124        18,800         20,500
                                                ------------------------------------------------------------------------------------
         Total revenues                             350,003       382,737        404,145       433,574       478,150        530,500

Operating expenses:
      Cost of product sold                          186,383       207,483        225,084       237,338       261,384        287,120
      Research and development                       40,845        45,687         50,428        54,539        52,027         55,491
      Sales, marketing and business development      26,978        30,498         34,187        34,325        37,036         39,700
      General and administrative                     31,146        30,691         32,919        33,124        35,043         36,213
      Amortization                                    3,499         4,561          4,176         4,361         4,361          4,361
      Restructuring and related charges              16,427             -          3,250             -             -              -
      Other (income) expense                            163        (1,555)        (5,913)          300           300            300
                                                ------------------------------------------------------------------------------------
         Total operating expenses                   305,441       317,365        344,131       363,986       390,151        423,185

Operating income                                     44,562        65,372         60,014        69,587        87,998        107,315

Investment expense/(income)                           1,500         1,018              -             -             -              -
                                                ------------------------------------------------------------------------------------

Income before provision for income taxes             43,062        64,354         60,014        69,587        87,998        107,315

Provision for income taxes                           11,196        13,220         12,065        13,917        17,600         21,463
                                                ------------------------------------------------------------------------------------

Net income                                         $ 31,866      $ 51,134       $ 47,949      $ 55,670      $ 70,399       $ 85,852
                                                ====================================================================================

      Earning per common share:
         Basic                                       $ 0.54        $ 0.87         $ 0.81        $ 0.93        $ 1.15         $ 1.36
                                                ====================================================================================
         Diluted                                     $ 0.53        $ 0.84         $ 0.77        $ 0.88        $ 1.08         $ 1.28
                                                ====================================================================================

      Average common shares outstanding:
         Basic                                       59,257        58,767         59,368        59,869        61,088         63,187
                                                ====================================================================================
         Diluted                                     59,575        60,680         62,449        63,276        65,168         67,068
                                                ====================================================================================

                                                  2008 Est      2009 Est       2010 Est      2011 Est       2012 Est      2013 Est
                                                -----------------------------------------------------------------------------------

Revenues:
      Product revenue                            $ 564,200     $ 621,100      $ 683,600     $ 749,800      $ 820,100     $ 893,900
      Fees and royalty revenues                     16,250        17,950         18,950        20,000         21,000        21,950
                                                -----------------------------------------------------------------------------------
         Total revenues                            580,450       639,050        702,550       769,800        841,100       915,850

Operating expenses:
      Cost of product sold                         319,872       350,325        385,644       424,034        465,194       509,705
      Research and development                      60,311        62,312         64,379        66,514         68,721        72,000
      Sales, marketing and business development     42,700        46,000         49,500        53,200         57,300        61,700
      General and administrative                    39,245        40,900         42,500        44,183         46,110        48,200
      Amortization                                   4,361         4,361          4,361         4,361          4,361         4,361
      Restructuring and related charges                  -             -              -             -              -             -
      Other (income) expense                           300           300            300           300            300           300
                                                -----------------------------------------------------------------------------------
         Total operating expenses                  466,789       504,198        546,684       592,592        641,986       696,266

Operating income                                   113,661       134,853        155,867       177,209        199,115       219,585

Investment expense/(income)                              -             -              -             -              -             -
                                                -----------------------------------------------------------------------------------

Income before provision for income taxes           113,661       134,853        155,867       177,209        199,115       219,585

Provision for income taxes                          22,732        26,971         31,173        35,442         39,823        43,917
                                                -----------------------------------------------------------------------------------

Net income                                        $ 90,929     $ 107,882      $ 124,693     $ 141,767      $ 159,292     $ 175,668
                                                ====================================================================================

      Earning per common share:
         Basic                                      $ 1.39        $ 1.59         $ 1.78        $ 2.00         $ 2.20        $ 2.38
                                                ====================================================================================
         Diluted                                    $ 1.32        $ 1.52         $ 1.73        $ 1.94         $ 2.14        $ 2.31
                                                ====================================================================================

      Average common shares outstanding:
         Basic                                      65,415        67,995         69,903        70,986         72,315        73,675
                                                ====================================================================================
         Diluted                                    68,906        70,918         71,880        73,163         74,495        75,885
                                                ====================================================================================

                                    10 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL

                           BIOPRODUCTS BALANCE SHEETS
                           --------------------------
                             (DOLLARS IN THOUSANDS)

                                                               ASSETS
                                                               ------

                                                    2002 Actual   2003 Actual    2004 AOP     2005 Est      2006 Est     2007 Est
                                                    -------------------------------------------------------------------------------

Current assets:
     Cash and cash equivalents                         $ 5,509       $ 6,578      $ 7,392     $ 10,577       $ 9,306     $ 10,020
     Trade accounts receivable                          51,576        58,249       61,383       66,017        72,993       81,041
     Inventories, net                                   54,215        64,159       69,641       63,972        70,454       77,391
     Prepaid expenses and other current assets          19,551        32,970       21,986       27,635        27,635       27,635
     Deferred income taxes                                   -             -            -            -             -            -
                                                    -------------------------------------------------------------------------------
               Total current assets                    130,851       161,956      160,402      168,201       180,387      196,087
Property, plant and equipment, net                     215,713       223,619      214,861      240,378       248,030      257,585
Investments and other assets                            47,142        54,404       53,670       50,847        50,347       49,847
Intangible assets, net                                  74,076        76,455       71,721       65,377        61,016       56,655
Deferred income taxes                                        -             -            -            -             -            -
                                                    -------------------------------------------------------------------------------
Total assets                                         $ 467,782     $ 516,434    $ 500,654    $ 524,803     $ 539,780    $ 560,174
                                                    ===============================================================================

                                                LIABILITIES AND STOCKHOLDERS' EQUITY
                                                ------------------------------------

Current liabilities:
     Accounts payable and accrued expenses            $ 47,549      $ 47,337     $ 50,429     $ 55,270      $ 60,870     $ 66,864
     Accrued employee benefits                          11,504        15,926       15,409       15,858        16,134       17,083
     Deferred income taxes                                   -             -            -            -             -            -
                                                    -------------------------------------------------------------------------------
               Total current liabilities                59,053        63,263       65,839       71,129        77,004       83,946
Capital lease obligation                                 5,990         6,842        6,262        5,440         5,240        5,040
Deferred income taxes                                        -             -            -            -             -            -
Other long-term liabilities                             12,372        10,681       11,532       14,066        14,066       14,066
Minority interest                                          248           137          360          187           187          187
                                                    -------------------------------------------------------------------------------
               Total liabilities                        77,663        80,923       83,993       90,822        96,497      103,239
                                                    -------------------------------------------------------------------------------

Stockholders' equity:
     Retained earnings (accumulated deficit)            91,688       142,822      190,772      246,442       316,841      402,692
     Corporate Investment in Division                  298,430       292,689      225,889      187,540       126,442       54,242
                                                    -------------------------------------------------------------------------------
Total stockholders' equity                             390,119       435,512      416,661      433,981       443,283      456,935
                                                    -------------------------------------------------------------------------------
Total liabilities and stockholders' equity           $ 467,782     $ 516,434    $ 500,654    $ 524,803     $ 539,780    $ 560,174
                                                    ===============================================================================

                                                               ASSETS
                                                               ------

                                                       2008 Est     2009 Est     2010 Est     2011 Est     2012 Est     2013 Est
                                                    ------------------------------------------------------------------------------

Current assets:
     Cash and cash equivalents                         $ 10,748     $ 12,744     $ 13,967     $ 14,499     $ 15,641     $ 15,628
     Trade accounts receivable                           89,409       98,695      108,627      119,146      129,961      142,044
     Inventories, net                                    86,219       94,427      103,947      114,295      125,389      137,387
     Prepaid expenses and other current assets           27,635       27,635       27,635       27,635       27,635       27,635
     Deferred income taxes                                    -            -            -            -            -            -
                                                    ------------------------------------------------------------------------------
               Total current assets                     214,010      233,502      254,176      275,575      298,626      322,694
Property, plant and equipment, net                      266,657      292,928      323,135      348,291      375,541      389,500
Investments and other assets                             41,847       41,847       41,847       41,847       41,847       41,847
Intangible assets, net                                   52,294       47,933       43,572       39,211       34,850       30,489
Deferred income taxes                                         -            -            -            -            -            -
                                                    ------------------------------------------------------------------------------
Total assets                                          $ 574,808    $ 616,209    $ 662,729    $ 704,924    $ 750,865    $ 784,530
                                                    ==============================================================================

                                                LIABILITIES AND STOCKHOLDERS' EQUITY
                                                ------------------------------------

Current liabilities:
     Accounts payable and accrued expenses             $ 74,287     $ 81,582     $ 89,807     $ 98,748    $ 108,037    $ 118,698
     Accrued employee benefits                           18,493       19,398       20,329       21,307       22,377       23,647
     Deferred income taxes                                    -            -            -            -            -            -
                                                    ------------------------------------------------------------------------------
               Total current liabilities                 92,780      100,980      110,137      120,054      130,414      142,345
Capital lease obligation                                  4,840        4,640        4,440        4,240        4,040        3,840
Deferred income taxes                                         -            -            -            -            -            -
Other long-term liabilities                              14,066       14,000       14,000       14,000       14,000       14,000
Minority interest                                           187          187          187          187          187          187
                                                    ------------------------------------------------------------------------------
               Total liabilities                        111,873      119,807      128,764      138,481      148,641      160,372
                                                    ------------------------------------------------------------------------------

Stockholders' equity:
     Retained earnings (accumulated deficit)            493,621      601,503      726,196      867,963    1,027,255    1,202,922
     Corporate Investment in Division                   (30,686)    (105,101)    (192,231)    (301,520)    (425,031)    (578,764)
                                                    ------------------------------------------------------------------------------
Total stockholders' equity                              462,935      496,402      533,966      566,443      602,224      624,158
                                                    ------------------------------------------------------------------------------
Total liabilities and stockholders' equity            $ 574,808    $ 616,209    $ 662,729    $ 704,924    $ 750,865    $ 784,530
                                                    ==============================================================================

                                    11 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL

                      BIOPRODUCTS STATEMENTS OF CASH FLOWS
                      ------------------------------------
                             (DOLLARS IN THOUSANDS)

                                                             2002 Actual 2003 Actual    2004 AOP    2005 Est   2006 Est    2007 Est
                                                             -----------------------------------------------------------------------

Cash flows from operating activities:
  Net income                                                  $ 31,866     $ 51,134    $ 47,949    $ 55,670   $ 70,399    $ 85,852
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation and amortization                             31,127       34,462      36,533      38,660     42,265      43,143
      Loss on disposition of property, plant and equipment         488          438       3,250           -          -           -
      Loss from impairment of investment in equity securities    1,500        1,018           -           -          -           -
      Non-cash portion of restructuring and related charges      9,495       (1,328)          -           -          -           -
      (Increase) decrease in operating assets:
        Trade accounts receivable                                  699         (554)     (4,636)     (7,450)    (6,976)     (8,048)
        Inventories, net                                         1,096       (3,841)     (6,981)      2,859     (6,481)     (6,937)
        Prepaid expenses and other current assets               (4,495)     (11,581)     10,560      (6,443)         -           -
        Investments and other assets                              (479)      (2,893)     (1,005)          -          -           -
      Increase (decrease) in operating liabilities:
        Accounts payable and accrued expenses                   (6,717)      (3,513)      4,466       7,417      5,600       5,993
        Accrued employee benefits                                 (896)       3,756        (353)        755        275         949
      Other                                                      1,375       (4,488)      1,113       2,699       (200)       (200)
                                                             ----------------------------------------------------------------------
           Net cash provided by operating activities            65,059       62,610      90,897      94,167    104,882     120,752
                                                             ----------------------------------------------------------------------

Cash flows from investing activities:
  Purchases of property, plant and equipment                   (18,153)     (24,884)    (32,012)    (66,214)   (45,556)    (48,337)
  Purchases of intangible assets                                  (100)       1,145        (500)          -          -           -
  Proceeds from the sale of property, plant and equipment          414          133       1,750           -          -           -
  Proceeds from notes receivable                                     -            -         500         500        500         500
  Acquisition of business, net of cash acquired                (44,734)           -           -           -          -           -
  Payment to acquire equity securities                          (1,500)           -           -           -          -           -
                                                             ----------------------------------------------------------------------
           Net cash used in investing activities               (64,073)     (23,606)    (30,262)    (65,714)   (45,056)    (47,837)
                                                             ----------------------------------------------------------------------

Cash flows from financing activities:
  Dividend (to)/from Corporate                                  (1,003)     (37,934)    (59,821)    (25,268)   (61,097)    (72,200)
                                                             ----------------------------------------------------------------------
           Net cash used in financing activities                (1,003)     (37,934)    (59,821)    (25,268)   (61,097)    (72,200)
                                                             ----------------------------------------------------------------------

Effect of exchange rate changes on cash                              -            -           -           -          -           -
                                                             ----------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents               (17)       1,070         814       3,185     (1,272)        715
Cash and cash equivalents - beginning of period                  5,526        5,509       6,578       7,392     10,577       9,306
                                                             ----------------------------------------------------------------------
Cash and cash equivalents - end of period                      $ 5,509      $ 6,578     $ 7,392    $ 10,577    $ 9,306    $ 10,020
                                                             ======================================================================

                                                             2008 Est    2009 Est    2010 Est    2011 Est    2012 Est      2013 Est
                                                             -----------------------------------------------------------------------

Cash flows from operating activities:
  Net income                                                 $ 90,929   $ 107,882   $ 124,693   $ 141,767   $ 159,292     $ 175,668
  Adjustments to reconcile net income to net cash
    provided by operating activities:
      Depreciation and amortization                            45,135      44,799      47,507      50,201      52,727        55,404
      Loss on disposition of property, plant and equipment          -           -           -           -           -             -
      Loss from impairment of investment in equity securities       -           -           -           -           -             -
      Non-cash portion of restructuring and related charges         -           -           -           -           -             -
      (Increase) decrease in operating assets:
        Trade accounts receivable                              (8,368)     (9,287)     (9,932)    (10,519)    (10,815)      (12,083)
        Inventories, net                                       (8,828)     (8,208)     (9,520)    (10,348)    (11,094)      (11,998)
        Prepaid expenses and other current assets                   -           -           -           -           -             -
        Investments and other assets                                -           -           -           -           -             -
      Increase (decrease) in operating liabilities:
        Accounts payable and accrued expenses                   7,424       7,295       8,225       8,940       9,289        10,662
        Accrued employee benefits                               1,411         904         932         977       1,070         1,270
      Other                                                      (200)       (266)       (200)       (200)       (200)         (200)
                                                             -----------------------------------------------------------------------
           Net cash provided by operating activities          127,502     143,120     161,705     180,818     200,269       218,723
                                                             -----------------------------------------------------------------------

Cash flows from investing activities:
  Purchases of property, plant and equipment                  (49,846)    (66,709)    (73,353)    (70,996)    (75,616)      (65,002)
  Purchases of intangible assets                                    -           -           -           -           -             -
  Proceeds from the sale of property, plant and equipment           -           -           -           -           -             -
  Proceeds from notes receivable                                8,000
  Acquisition of business, net of cash acquired                     -           -           -           -           -             -
  Payment to acquire equity securities                              -           -           -           -           -             -
                                                             -----------------------------------------------------------------------
           Net cash used in investing activities              (41,846)    (66,709)    (73,353)    (70,996)    (75,616)      (65,002)
                                                             -----------------------------------------------------------------------

Cash flows from financing activities:
  Dividend (to)/from Corporate                                (84,929)    (74,414)    (87,130)   (109,290)   (123,511)     (153,733)
                                                             -----------------------------------------------------------------------
           Net cash used in financing activities              (84,929)    (74,414)    (87,130)   (109,290)   (123,511)     (153,733)
                                                             -----------------------------------------------------------------------

Effect of exchange rate changes on cash                             -           -           -           -           -             -
                                                             -----------------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents              728       1,997       1,222         532       1,142           (13)
Cash and cash equivalents - beginning of period                10,020      10,748      12,744      13,967      14,499        15,641
                                                             -----------------------------------------------------------------------
Cash and cash equivalents - end of period                    $ 10,748    $ 12,744    $ 13,967    $ 14,499    $ 15,641      $ 15,628
                                                             =======================================================================

                                    12 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL

                              BIOPRODUCTS REVENUES
                              (Dollars in Millions)

                            2002 Actual    2003 Actual      2004 AOP       2005 Est      2006 Est      2007 Est
                            ------------  --------------  -----------   ------------   -----------   -----------

Bioproducts Core                   $329           $362          $387           $408          $447          $488
Bioproducts New                       0              0             0              8            12            23
                            ------------------------------------------------------------------------------------
Total                              $329           $362          $387           $415          $459          $510
                            ====================================================================================
               % increase            6%            10%            7%             7%           11%           11%

BIOPRODUCTS CORE:
-----------------
Currency                             0%             7%            3%            -3%            0%            0%
Price                               -2%            -4%           -2%            -4%           -3%           -2%
Volume/Mix                           8%             7%            7%            12%           13%           11%
                            ------------------------------------------------------------------------------------
Percent Change                       6%            10%            7%             5%           10%            9%
                            ====================================================================================

                              2008 Est       2009 Est       2010 Est       2011 Est      2012 Est      2013 Est
                            ------------  -------------  -------------  -------------  ------------  -----------

Bioproducts Core                  $523           $568           $613           $659          $713          $772
Bioproducts New                     41             53             71             91           107           122
                            ------------------------------------------------------------------------------------
Total                             $564           $621           $684           $750          $820          $894
                            ====================================================================================
               % increase          11%            10%            10%            10%            9%            9%

BIOPRODUCTS CORE:
-----------------
Currency                            0%             0%             0%             0%            0%            0%
Price                              -2%            -1%            -1%            -1%           -1%           -1%
Volume/Mix                          9%            10%             9%             9%            9%            9%
                            ------------------------------------------------------------------------------------
Percent Change                      7%             9%             8%             8%            8%            8%
                            ====================================================================================

                                    13 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL

                      BIOPRODUCTS FEES AND ROYALTY REVENUES
                              (Dollars in Millions)

                                    2002 Actual    2003 Actual       2004 AOP      2005 Est       2006 Est       2007 Est
                                    ------------  --------------  ------------  -------------  -------------  ------------

Bioproducts Core                             $3             $3             $2            $6             $7             $6
Bioproducts New                              18             17             15            12             12             14
                                    --------------------------------------------------------------------------------------
Total                                       $21            $21            $17           $18            $19            $21
                                    ======================================================================================

Bioproducts Core %                          14%            15%            14%           34%            36%            31%
Bioproducts New %                           86%            85%            86%           66%            64%            69%

                                      2008 Est       2009 Est       2010 Est       2011 Est       2012 Est       2013 Est
                                    ------------  --------------  -------------  -------------  -------------  -----------

Bioproducts Core                            $6             $7             $7             $7             $7             $8
Bioproducts New                             10             11             12             13             14             14
                                    --------------------------------------------------------------------------------------
Total                                      $16            $18            $19            $20            $21            $22
                                    ======================================================================================

Bioproducts Core %                         38%            36%            35%            35%            35%            35%
Bioproducts New %                          62%            64%            65%            65%            65%            65%

                                    14 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL

                  BIOPRODUCTS RESEARCH AND DEVELOPMENT EXPENSES
                              (Dollars in Millions)

                      2002       2003    2004    2005    2006      2007      2008    2009     2010     2011     2012       2013
                     Actual     Actual   AOP     Est     Est       Est       Est      Est      Est      Est      Est       Est
                     -------   -------- ------  ------  -------   -------  -------- ------- --------  -------- --------  --------

Bioproducts Core        $19       $22     $27     $28      $26      $29     $32     $34        $36       $37        $39       $42
Bioproducts New          22        24      24      26       26       27      28      28         29        29         30        30
                     -------------------------------------------------------------------------------------------------------------
Total                   $41       $46     $50     $55      $52      $55     $60     $62        $64       $67        $69       $72
                     =============================================================================================================

Bioproducts Core %      46%       48%     53%     52%       51%     52%     53%     55%        55%       56%        57%       59%
Bioproducts New %       54%       52%     47%     48%       49%     48%     47%     45%        45%       44%        43%       41%

                                    15 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL

                            ASSUMPTIONS - HEALTH CARE

CATEGORY
----------------------------------------------

STRATEGY                                        * Out-license vaccine business
                                                * Do two cancer programs internally
                                                * Do two other programs internally with IND dates of 2007 and 2009
                                                * Commercialize Prions for surgical instrument cleaning
                                                * In-licensing not included

PROBABILITY OF SUCCESS                          * All projects have been adjusted for the probability of technical success
                                                * Vaccines have a 23% probability of commercial approval
                                                * Cancer projects have a 21% probability of commercial approval
                                                * Additional projects have 21% probability of commercial success

PRODUCT REVENUE                                 * Product sales begin in 2011 and 2012 for the two cancer programs
                                                * Product sales begin in 2013 for one additional program

COST OF GOODS SOLD                              * 15% of product revenues using a toll supplier for therapeutic products

FEES AND ROYALTY REVENUES                       * $35M of expected milestone payments from vaccine license , 1% to 5% royalties on third-party product sales

RESEARCH & DEVELOPMENT                          * Research spending remains constant at $19M per year before inflation
                                                * Development costs increase to about $40M in 2008, and then grow by inflation only

SALES, GEN'L AND ADMINISTRATIVE                 * About $7M per year plus 20% of sales, before inflation

TAX RATE                                        * Rate ranges from 15% to 30% depending on operating results versus minimum tax requirements

ACCOUNTS RECEIVABLE                             * 58 days outstanding for all future years

INVENTORIES                                     * 3.7 turns for all future years

                                    16 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL

                HEALTH CARE STATEMENTS OF OPERATIONS, PAGE 1 OF 2
                -------------------------------------------------
             (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                            2002 Actual   2003 Actual       2004 AOP       2005 Est      2006 Est
                                                            ------------------------------------------------------------------------

Revenues:
    Product revenue                                                 $ -           $ -            $ -        $ 1,000       $ 5,000
    Fees and royalty revenues                                        75           425          8,500              -         2,200
                                                            ------------------------------------------------------------------------
           Total revenues                                            75           425          8,500          1,000         7,200

Operating expenses:
    Cost of product sold                                              -             -              -            300         1,600
    Research and development                                     29,346        26,847         29,464         34,454        49,474
    Sales, marketing and business development                     6,049         3,237          3,698          5,177         5,757
    General and administrative                                    3,489         2,868          3,245          3,800         4,300
    Amortization                                                  2,064         1,121              -              -             -
    Restructuring and related charges                                 -             -              -              -             -
    Other (income) expense                                            -             -              -              -             -
                                                            ------------------------------------------------------------------------
           Total operating expenses                              40,948        34,073         36,407         43,731        61,131
Operating income                                                (40,873)      (33,648)       (27,907)       (42,731)      (53,931)
                                                            ------------------------------------------------------------------------
Income before provision for income taxes                        (40,873)      (33,648)       (27,907)       (42,731)      (53,931)

Provision for/(benefit from) income taxes                       (14,681)      (12,113)        (6,279)        (7,798)      (11,297)
                                                            ------------------------------------------------------------------------
Net income/(loss)                                             $ (26,192)    $ (21,535)     $ (21,628)     $ (34,933)    $ (42,633)
                                                            ========================================================================
    Net income available to holders of common stock           $ (26,192)    $ (21,535)     $ (21,628)     $ (34,933)    $ (42,633)
                                                            ========================================================================

    Earnings/(loss) per common share:
           Basic                                                $ (0.44)      $ (0.37)       $ (0.36)       $ (0.58)      $ (0.70)
                                                            ========================================================================
           Diluted                                              $ (0.44)      $ (0.35)       $ (0.35)       $ (0.55)      $ (0.65)
                                                            ========================================================================

    Average common shares outstanding:
           Basic                                                 59,257        58,767         59,368         59,869        61,088
                                                            ========================================================================
           Diluted                                               59,575        60,680         62,449         63,276        65,168
                                                            ========================================================================

                                                             2007 Est       2008 Est      2009 Est       2010 Est       2011 Est
                                                             -----------------------------------------------------------------------

Revenues:
    Product revenue                                            $ 7,000       $ 10,000      $ 12,100       $ 12,600       $ 27,900
    Fees and royalty revenues                                    1,500          2,100         1,600          4,700          1,800
                                                             -----------------------------------------------------------------------
           Total revenues                                        8,500         12,100        13,700         17,300         29,700

Operating expenses:
    Cost of product sold                                         2,400          3,500         3,600          3,800          6,100
    Research and development                                    66,010         68,036        74,800         77,500         76,500
    Sales, marketing and business development                    7,365          8,296         8,700         10,100         19,200
    General and administrative                                   4,740          5,224         5,500          5,700          6,000
    Amortization                                                     -              -             -              -              -
    Restructuring and related charges                                -              -             -              -              -
    Other (income) expense                                           -              -             -              -              -
                                                             -----------------------------------------------------------------------
           Total operating expenses                             80,515         85,055        92,600         97,100        107,800

Operating income                                               (72,015)       (72,955)      (78,900)       (79,800)       (78,100)
                                                             -----------------------------------------------------------------------

Income before provision for income taxes                       (72,015)       (72,955)      (78,900)       (79,800)       (78,100)

Provision for/(benefit from) income taxes                      (14,806)       (17,644)      (19,316)       (19,353)       (18,207)
                                                             -----------------------------------------------------------------------

Net income/(loss)                                            $ (57,209)     $ (55,311)    $ (59,584)     $ (60,447)     $ (59,893)
                                                            ========================================================================

    Net income available to holders of common stock          $ (57,209)     $ (55,311)    $ (59,584)     $ (60,447)     $ (59,893)
                                                            ========================================================================

    Earnings/(loss) per common share:
           Basic                                               $ (0.91)       $ (0.85)      $ (0.88)       $ (0.86)       $ (0.84)
                                                            ========================================================================

           Diluted                                             $ (0.85)       $ (0.80)      $ (0.84)       $ (0.84)       $ (0.82)
                                                            ========================================================================

    Average common shares outstanding:
           Basic                                                63,187         65,415        67,995         69,903         70,986
                                                            ========================================================================
           Diluted                                              67,068         68,906        70,918         71,880         73,163
                                                            ========================================================================

                                                            2012 Est       2013 Est
                                                            ------------------------

Revenues:
    Product revenue                                          $ 99,300      $ 194,100
    Fees and royalty revenues                                  12,000          6,200
                                                             ------------------------
           Total revenues                                     111,300        200,300

Operating expenses:
    Cost of product sold                                       16,900         31,200
    Research and development                                   77,300         79,600
    Sales, marketing and business development                  33,300         45,300
    General and administrative                                  6,300          6,600
    Amortization                                                    -              -
    Restructuring and related charges                               -              -
    Other (income) expense                                          -              -
                                                             ------------------------
           Total operating expenses                           133,800        162,700

Operating income                                              (22,500)        37,600
                                                             ------------------------

Income before provision for income taxes                      (22,500)        37,600

Provision for/(benefit from) income taxes                      (1,780)        12,747
                                                             ------------------------

Net income/(loss)                                            $(20,720)      $ 24,853
                                                             ========================

    Net income available to holders of common stock          $(20,720)      $ 24,853
                                                             ========================
    Earnings/(loss) per common share:
           Basic                                              $ (0.29)        $ 0.34
                                                             ========================
           Diluted                                            $ (0.28)        $ 0.33
                                                             ========================

    Average common shares outstanding:
           Basic                                               72,315         73,675
                                                             ========================
           Diluted                                             74,495         75,885
                                                             ========================

                                    17 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL

                HEALTH CARE STATEMENTS OF OPERATIONS, PAGE 2 OF 2
                -------------------------------------------------
             (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                             2014 Est       2015 Est      2016 Est       2017 Est      2018 Est
                                                           -------------------------------------------------------------------------

Revenues:
    Product revenue                                         $ 324,900      $ 486,400     $ 567,600      $ 614,600     $ 635,200
    Fees and royalty revenues                                       -              -             -              -             -
                                                           -------------------------------------------------------------------------
           Total revenues                                     324,900        486,400       567,600        614,600       635,200

Operating expenses:
    Cost of product sold                                       51,000         75,300        86,000         94,700        97,900
    Research and development                                        -              -             -              -             -
    Sales, marketing and business development                  56,100         79,500        90,100        100,100       104,800
    General and administrative                                      -              -             -              -             -
    Amortization                                                    -              -             -              -             -
    Restructuring and related charges                               -              -             -              -             -
    Other (income) expense                                          -              -             -              -             -
                                                           -------------------------------------------------------------------------
           Total operating expenses                           107,100        154,800       176,100        194,800       202,700

Operating income                                              217,800        331,600       391,500        419,800       432,500
                                                           -------------------------------------------------------------------------

Income before provision for income taxes                      217,800        331,600       391,500        419,800       432,500

Provision for/(benefit from) income taxes                      66,429        101,138       119,408        128,039       131,913
                                                           -------------------------------------------------------------------------

Net income/(loss)                                           $ 151,371      $ 230,462     $ 272,093      $ 291,761     $ 300,588
                                                           =========================================================================

    Net income available to holders of common stock         $ 151,371      $ 230,462     $ 272,093      $ 291,761     $ 300,588
                                                           =========================================================================

                                                          2019 Est       2020 Est      2021 Est       2022 Est      2023 Est
                                                          -------------------------------------------------------------------

Revenues:
    Product revenue                                      $ 658,500      $ 643,500     $ 589,100      $ 474,600     $ 466,400
    Fees and royalty revenues                                    -              -             -              -             -
                                                           ------------------------------------------------------------------
           Total revenues                                  658,500        643,500       589,100        474,600       466,400

Operating expenses:
    Cost of product sold                                   101,500         99,300        91,300         74,200        71,600
    Research and development                                     -              -             -              -             -
    Sales, marketing and business development              109,100        108,200       102,100         88,200        86,900
    General and administrative                                   -              -             -              -             -
    Amortization                                                 -              -             -              -             -
    Restructuring and related charges                            -              -             -              -             -
    Other (income) expense                                       -              -             -              -             -
                                                         --------------------------------------------------------------------
           Total operating expenses                        210,600        207,500       193,400        162,400       158,500

Operating income                                           447,900        436,000       395,700        312,200       307,900
                                                         --------------------------------------------------------------------

Income before provision for income taxes                   447,900        436,000       395,700        312,200       307,900

Provision for/(benefit from) income taxes                  136,610        132,980       120,689         95,221        93,910
                                                         --------------------------------------------------------------------

Net income/(loss)                                        $ 311,291      $ 303,020     $ 275,012      $ 216,979     $ 213,991
                                                         ====================================================================
    Net income available to holders of common stock      $ 311,291      $ 303,020     $ 275,012      $ 216,979     $ 213,991
                                                         ====================================================================

                                                           2024 Est       2025 Est      2026 Est       2027 Est      2028 Est
                                                         --------------------------------------------------------------------

Revenues:
    Product revenue                                       $ 461,300      $ 444,600     $ 413,700      $ 367,000     $ 294,000
    Fees and royalty revenues                                     -              -             -              -             -
                                                         --------------------------------------------------------------------
           Total revenues                                   461,300        444,600       413,700        367,000       294,000

Operating expenses:
    Cost of product sold                                     72,500         70,100        65,600         58,700        47,900
    Research and development                                      -              -             -              -             -
    Sales, marketing and business development                87,900         84,700        78,800         70,000        56,100
    General and administrative                                    -              -             -              -             -
    Amortization                                                  -              -             -              -             -
    Restructuring and related charges                             -              -             -              -             -
    Other (income) expense                                        -              -             -              -             -
                                                         --------------------------------------------------------------------
           Total operating expenses                         160,400        154,800       144,400        128,700       104,000

Operating income                                            300,900        289,800       269,300        238,300       190,000
                                                         --------------------------------------------------------------------

Income before provision for income taxes                    300,900        289,800       269,300        238,300       190,000

Provision for/(benefit from) income taxes                    91,775         88,389        82,137         72,682        57,950
                                                         --------------------------------------------------------------------

Net income/(loss)                                         $ 209,126      $ 201,411     $ 187,164      $ 165,619     $ 132,050
                                                         ====================================================================

    Net income available to holders of common stock       $ 209,126      $ 201,411     $ 187,164      $ 165,619     $ 132,050
                                                         ====================================================================

                                                                2029 Est       2030 Est
                                                               --------------------------

Revenues:
    Product revenue                                            $ 162,300       $ 51,100
    Fees and royalty revenues                                          -              -
                                                               --------------------------
           Total revenues                                        162,300         51,100

Operating expenses:
    Cost of product sold                                          28,300         11,800
    Research and development                                           -              -
    Sales, marketing and business development                     31,100         10,000
    General and administrative                                         -              -
    Amortization                                                       -              -
    Restructuring and related charges                                  -              -
    Other (income) expense                                             -              -
                                                               --------------------------
           Total operating expenses                               59,400         21,800

Operating income                                                 102,900         29,300
                                                               --------------------------

Income before provision for income taxes                         102,900         29,300

Provision for/(benefit from) income taxes                         31,385          8,937
                                                               --------------------------

Net income/(loss)                                               $ 71,516       $ 20,364
                                                               ==========================

    Net income available to holders of common stock             $ 71,516       $ 20,364
                                                               ==========================

                                    18 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL

                     HEALTH CARE BALANCE SHEETS, PAGE 1 OF 2
                     ---------------------------------------
                             (DOLLARS IN THOUSANDS)

                                                                       ASSETS
                                                                       ------

                                                   2002 Actual  2003 Actual     2004 AOP     2005 Est       2006 Est       2007 Est
                                                   ---------------------------------------------------------------------------------

Current assets:
     Cash and cash equivalents                           $ 116      $ 1,806      $ 1,989      $ 2,380        $ 3,262        $ 4,280
     Net accounts receivable                                 -            -            -          159            795          1,112
     Inventories, net                                        -            -            -           81            431            647
     Prepaid expenses and other current assets               -            -            -            -              -              -
     Deferred income taxes                                   -            -            -            -              -              -
                                                  ----------------------------------------------------------------------------------
               Total current assets                        116        1,806        1,989        2,620          4,488          6,039
Property, plant and equipment, net                       1,397        9,283       13,876       20,457         25,605         26,985
Investments and other assets                             3,000        7,327        7,327        7,327          7,327          7,327
Intangible assets, net                                   1,206            -            -            -              -              -
Deferred income taxes                                        -            -            -            -              -              -
                                                  ----------------------------------------------------------------------------------
Total assets                                           $ 5,719     $ 18,416     $ 23,192     $ 30,403       $ 37,420       $ 40,351
                                                  ==================================================================================

                                                          LIABILITIES AND STOCKHOLDERS' EQUITY
                                                          ------------------------------------

Current liabilities:
     Accounts payable and accrued expenses                 $ -      $ 1,806      $ 1,989      $ 2,380        $ 3,262        $ 4,280
     Accrued employee benefits                           1,200        1,489        1,519        5,646          7,739         10,155
     Deferred income taxes                                   -            -            -            -              -              -
                                                  ----------------------------------------------------------------------------------
               Total current liabilities                 1,200        3,295        3,508        8,026         11,001         14,435
Minority interest                                            -            -            -            -              -              -
                                                  ----------------------------------------------------------------------------------
               Total liabilities                         1,200        3,295        3,508        8,026         11,001         14,435
                                                  ----------------------------------------------------------------------------------

Stockholders' equity:
     Retained earnings (accumulated deficit)           (52,915)     (74,450)     (96,078)    (131,010)      (173,643)      (230,852)
     Corporate Investment in Division                   57,434       89,571      115,762      153,388        200,063        256,768
     Accumulated other comprehensive loss                    -            -            -            -              -              -
                                                  ----------------------------------------------------------------------------------
Total stockholders' equity                               4,519       15,121       19,684       22,377         26,419         25,916
                                                  ----------------------------------------------------------------------------------
Total liabilities and stockholders' equity             $ 5,719     $ 18,416     $ 23,192     $ 30,403       $ 37,420       $ 40,351
                                                  ==================================================================================

                                                                       ASSETS
                                                                       ------
                                                     2008 Est     2009 Est    2010 Est     2011 Est       2012 Est       2013 Est
                                                  ----------------------------------------------------------------------------------
Current assets:

     Cash and cash equivalents                        $ 4,457      $ 4,877     $ 5,112      $ 5,573        $ 6,388        $ 7,205
     Net accounts receivable                            1,585        1,923       2,002        4,433         15,736         30,843
     Inventories, net                                     943          970       1,024        1,644          4,555          8,410
     Prepaid expenses and other current assets              -            -           -            -              -              -
     Deferred income taxes                                  -            -           -            -              -              -
                                                  ----------------------------------------------------------------------------------
               Total current assets                     6,985        7,770       8,139       11,650         26,679         46,458
Property, plant and equipment, net                     29,127       28,560      27,854       27,008         26,021         24,895
Investments and other assets                            7,327        7,327       7,327        7,327          7,327          7,327
Intangible assets, net                                      -            -           -            -              -              -
Deferred income taxes                                       -            -           -            -              -              -
                                                  ----------------------------------------------------------------------------------
Total assets                                         $ 43,438     $ 43,657    $ 43,320     $ 45,985       $ 60,028       $ 78,680
                                                  ==================================================================================

                                                           LIABILITIES AND STOCKHOLDERS' EQUITY
                                                           ------------------------------------

Current liabilities:
     Accounts payable and accrued expenses            $ 4,457      $ 4,877     $ 5,112      $ 5,573        $ 6,388        $ 7,205
     Accrued employee benefits                         10,602       11,570      12,129       13,221         15,197         17,095
     Deferred income taxes                                  -            -           -            -              -              -
                                                  ----------------------------------------------------------------------------------
               Total current liabilities               15,059       16,447      17,241       18,794         21,585         24,300
Minority interest                                           -            -           -            -              -              -
                                                  ----------------------------------------------------------------------------------
               Total liabilities                       15,059       16,447      17,241       18,794         21,585         24,300
                                                  ----------------------------------------------------------------------------------

Stockholders' equity:
     Retained earnings (accumulated deficit)         (286,163)    (345,747)   (406,194)    (466,087)      (486,807)      (461,954)
     Corporate Investment in Division                 314,543      372,957     432,272      493,278        525,250        516,334
     Accumulated other comprehensive loss                   -            -           -            -              -              -
                                                  ----------------------------------------------------------------------------------
Total stockholders' equity                             28,380       27,210      26,078       27,191         38,443         54,380
                                                  ----------------------------------------------------------------------------------
Total liabilities and stockholders' equity           $ 43,438     $ 43,657    $ 43,320     $ 45,985       $ 60,028       $ 78,680
                                                  ==================================================================================

                                    19 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL

                     HEALTH CARE BALANCE SHEETS, PAGE 2 OF 2
                     ---------------------------------------
                             (DOLLARS IN THOUSANDS)

                                                                       ASSETS
                                                                       ------

                                                      2014 Est       2015 Est      2016 Est       2017 Est       2018 Est
                                                 ------------------------------------------------------------------------------

Current assets:
     Cash and cash equivalents                         $ 3,074        $ 4,356       $ 4,923        $ 5,485        $ 5,742
     Net accounts receivable                            51,628         77,291        89,948         97,662        100,936
     Inventories, net                                   13,747         20,296        23,181         25,526         26,388
     Prepaid expenses and other current assets               -              -             -              -              -
     Deferred income taxes                                   -              -             -              -              -
                                                 ------------------------------------------------------------------------------
               Total current assets                     68,449        101,944       118,052        128,673        133,066
Property, plant and equipment, net                      24,895         24,895        24,895         24,895         24,895
Investments and other assets                             7,327          7,327         7,327          7,327          7,327
Intangible assets, net                                       -              -             -              -              -
Deferred income taxes                                        -              -             -              -              -
                                                 ------------------------------------------------------------------------------
Total assets                                         $ 100,670      $ 134,166     $ 150,274      $ 160,895      $ 165,288
                                                 ==============================================================================

                                                        LIABILITIES AND STOCKHOLDERS' EQUITY
                                                        ------------------------------------
Current liabilities:
     Accounts payable and accrued expenses             $ 3,074        $ 4,356       $ 4,923        $ 5,485        $ 5,742
     Accrued employee benefits                          17,095         17,095        17,095         17,095         17,095
     Deferred income taxes                                   -              -             -              -              -
                                                 ------------------------------------------------------------------------------
               Total current liabilities                20,169         21,451        22,018         22,580         22,837
Minority interest                                            -              -             -              -              -
                                                 ------------------------------------------------------------------------------
               Total liabilities                        20,169         21,451        22,018         22,580         22,837
                                                 ------------------------------------------------------------------------------

Stockholders' equity:
     Retained earnings (accumulated deficit)          (310,583)       (80,121)      191,971        483,732        784,320
     Corporate Investment in Division                  391,085        192,836       (63,716)      (345,417)      (641,869)
     Accumulated other comprehensive loss                    -              -             -              -              -
                                                 ------------------------------------------------------------------------------
Total stockholders' equity                              80,502        112,715       128,255        138,315        142,451
                                                 ------------------------------------------------------------------------------
Total liabilities and stockholders' equity           $ 100,671      $ 134,166     $ 150,274      $ 160,895      $ 165,288
                                                ===============================================================================

                                                                       ASSETS
                                                                       ------

                                                        2019 Est       2020 Est      2021 Est       2022 Est       2023 Est
                                                  ---------------------------------------------------------------------------

Current assets:
     Cash and cash equivalents                           $ 5,978        $ 5,913       $ 5,595        $ 4,833        $ 4,762
     Net accounts receivable                             104,638        101,975        93,610         75,416         74,113
     Inventories, net                                     27,358         26,765        24,609         20,000         19,299
     Prepaid expenses and other current assets                 -              -             -              -              -
     Deferred income taxes                                     -              -             -              -              -
                                                  ----------------------------------------------------------------------------

               Total current assets                      137,975        134,653       123,814        100,249         98,174
Property, plant and equipment, net                        24,895         24,895        24,895         24,895         24,895
Investments and other assets                               7,327          7,327         7,327          7,327          7,327
Intangible assets, net                                         -              -             -              -              -
Deferred income taxes                                          -              -             -              -              -
                                                 -----------------------------------------------------------------------------
Total assets                                           $ 170,197      $ 166,875     $ 156,036      $ 132,471      $ 130,396
                                                 =============================================================================

                                                          LIABILITIES AND STOCKHOLDERS' EQUITY
                                                          ------------------------------------
Current liabilities:
     Accounts payable and accrued expenses               $ 5,978        $ 5,913       $ 5,595        $ 4,833        $ 4,762
     Accrued employee benefits                            17,095         17,095        17,095         17,095         17,095
     Deferred income taxes                                     -              -             -              -              -
                                                 ------------------------------------------------------------------------------
               Total current liabilities                  23,073         23,008        22,690         21,928         21,857
Minority interest                                              -              -             -              -              -
                                                 ------------------------------------------------------------------------------
               Total liabilities                          23,073         23,008        22,690         21,928         21,857
                                                 ------------------------------------------------------------------------------

Stockholders' equity:
     Retained earnings (accumulated deficit)           1,095,610      1,398,630     1,673,642      1,890,621      2,104,611
     Corporate Investment in Division                   (948,486)    (1,254,762)   (1,540,295)    (1,780,078)    (1,996,072)
     Accumulated other comprehensive loss                      -              -             -              -              -
                                                 ------------------------------------------------------------------------------
Total stockholders' equity                               147,124        143,868       133,347        110,543        108,539
                                                 ------------------------------------------------------------------------------
Total liabilities and stockholders' equity             $ 170,197      $ 166,876     $ 156,036      $ 132,470      $ 130,396
                                                 ==============================================================================

                                                                       ASSETS
                                                                       ------

                                                       2024 Est      2025 Est       2026 Est       2027 Est       2028 Est
                                                 ---------------------------------------------------------------------------

Current assets:
     Cash and cash equivalents                          $ 4,803       $ 4,641        $ 4,318        $ 3,836        $ 3,066
     Net accounts receivable                             73,102        70,649         65,739         58,318         46,590
     Inventories, net                                    19,542        18,895         17,682         15,822         12,911
     Prepaid expenses and other current assets                -             -              -              -              -
     Deferred income taxes                                    -             -              -              -              -
                                                 ------------------------------------------------------------------------------
               Total current assets                      97,447        94,185         87,738         77,976         62,567
Property, plant and equipment, net                       24,895        24,895         24,895         24,895         24,895
Investments and other assets                              7,327         7,327          7,327          7,327          7,327
Intangible assets, net                                        -             -              -              -              -
Deferred income taxes                                         -             -              -              -              -
                                                 ------------------------------------------------------------------------------
Total assets                                          $ 129,669     $ 126,407      $ 119,960      $ 110,197       $ 94,789
                                                 ==============================================================================

                                                            LIABILITIES AND STOCKHOLDERS' EQUITY
                                                            ------------------------------------

Current liabilities:
     Accounts payable and accrued expenses              $ 4,803       $ 4,641        $ 4,318        $ 3,836        $ 3,066
     Accrued employee benefits                           17,095        17,095         17,095         17,095         17,095
     Deferred income taxes                                    -             -              -              -              -
                                                 ------------------------------------------------------------------------------
               Total current liabilities                 21,898        21,736         21,413         20,931         20,161
Minority interest                                             -             -              -              -              -
                                                 ------------------------------------------------------------------------------
               Total liabilities                         21,898        21,736         21,413         20,931         20,161
                                                 ------------------------------------------------------------------------------

Stockholders' equity:
     Retained earnings (accumulated deficit)          2,313,737     2,515,148      2,702,311      2,867,930      2,999,980
     Corporate Investment in Division                (2,205,966)   (2,410,477)    (2,603,764)    (2,778,663)    (2,925,351)
     Accumulated other comprehensive loss                     -             -              -              -              -
                                                 ------------------------------------------------------------------------------
Total stockholders' equity                              107,771       104,671         98,547         89,267         74,629
                                                 ------------------------------------------------------------------------------
Total liabilities and stockholders' equity            $ 129,669     $ 126,407      $ 119,960      $ 110,197       $ 94,789
                                                 ==============================================================================

                                                                      ASSETS
                                                                      ------

                                                      2029 Est      2030 Est
                                                    --------------------------
 Current assets:
     Cash and cash equivalents                         $ 1,704         $ 548
     Net accounts receivable                            25,790         8,120
     Inventories, net                                    7,628         3,181
     Prepaid expenses and other current assets               -             -
     Deferred income taxes                                   -             -
                                                    --------------------------
               Total current assets                     35,122        11,849
Property, plant and equipment, net                      24,895        24,895
Investments and other assets                             7,327         7,327
Intangible assets, net                                       -             -
Deferred income taxes                                        -             -
                                                    --------------------------
Total assets                                          $ 67,344      $ 44,070
                                                    ==========================

                                                          LIABILITIES AND STOCKHOLDERS' EQUITY
                                                          ------------------------------------
Current liabilities:
     Accounts payable and accrued expenses             $ 1,704         $ 548
     Accrued employee benefits                          17,095        17,095
     Deferred income taxes                                   -             -
                                                    --------------------------
               Total current liabilities                18,799        17,643
Minority interest                                            -             -
                                                    --------------------------
               Total liabilities                        18,799        17,643
                                                    --------------------------

Stockholders' equity:
     Retained earnings (accumulated deficit)         3,071,495     3,091,859
     Corporate Investment in Division               (3,022,950)   (3,065,431)
     Accumulated other comprehensive loss                    -             -
                                                    --------------------------
Total stockholders' equity                              48,545        26,428
                                                    --------------------------
Total liabilities and stockholders' equity            $ 67,344      $ 44,070
                                                    ==========================

                                    20 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL

                HEALTH CARE STATEMENTS OF CASH FLOWS, PAGE 1 OF 2
                -------------------------------------------------
                             (DOLLARS IN THOUSANDS)

                                                                 2002 Actual   2003 Actual      2004 AOP      2005 Est     2006 Est
                                                                 -------------------------------------------------------------------

Cash flows from operating activities:
     Net income/(loss)                                             $ (26,192)    $ (21,535)    $ (21,628)    $ (34,933)   $ (42,633)
     Adjustments to reconcile net income/(loss) to net cash
          provided by operating activities:
               Depreciation and amortization                           2,064         1,200           607         1,019        1,551
               (Increase) decrease in operating assets:
                    Trade accounts receivable                              -             -             -          (159)        (636)
                    Inventories, net                                       -             -             -           (81)        (350)
                    Prepaid expenses and other current assets              -             -             -             -            -
                    Investments and other assets                           -             -             -             -            -
               Increase (decrease) in operating liabilities:
                    Accounts payable and accrued expenses                 (0)        1,806           183           390          882
                    Accrued employee benefits                             88           289            30         4,127        2,093
               Other                                                       -             -             -             -            -
                                                                 -------------------------------------------------------------------
                       Net cash provided by operating activities     (24,040)      (18,240)      (20,807)      (29,636)     (39,093)
                                                                 -------------------------------------------------------------------

Cash flows from investing activities:
     Purchases of property, plant and equipment                       (1,397)       (7,965)       (5,200)       (7,600)      (6,700)
     Payment to acquire equity securities                             (3,000)            -             -             -            -
                                                                 -------------------------------------------------------------------
                         Net cash used in investing activities        (4,397)       (7,965)       (5,200)       (7,600)      (6,700)
                                                                 -------------------------------------------------------------------
Cash flows from financing activities:
   Dividend (to)/from Corporate                                       28,554        27,894        26,191        37,626       46,675
                                                                 -------------------------------------------------------------------
                         Net cash used in financing activities        28,554        27,894        26,191        37,626       46,675
                                                                 -------------------------------------------------------------------
Effect of exchange rate changes on cash                                    -             -             -             -            -
                                                                 -------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                     116         1,690           183           390          882
Cash and cash equivalents - beginning of period                            -           116         1,806         1,989        2,380
                                                                 -------------------------------------------------------------------
Cash and cash equivalents - end of period                              $ 116       $ 1,806       $ 1,989       $ 2,380      $ 3,262
                                                                 ===================================================================

                                                                    2007 Est      2008 Est      2009 Est      2010 Est     2011 Est
                                                                 -------------------------------------------------------------------

Cash flows from operating activities:
     Net income/(loss)                                             $ (57,209)    $ (55,311)    $ (59,584)    $ (60,447)   $ (59,893)
     Adjustments to reconcile net income/(loss) to net cash
          provided by operating activities:
               Depreciation and amortization                           2,020         2,258         2,566         2,706        2,846
               (Increase) decrease in operating assets:
                    Trade accounts receivable                           (318)         (472)         (338)          (79)      (2,431)
                    Inventories, net                                    (216)         (296)          (27)          (54)        (620)
                    Prepaid expenses and other current assets              -             -             -             -            -
                    Investments and other assets                           -             -             -             -            -
               Increase (decrease) in operating liabilities:
                    Accounts payable and accrued expenses              1,018           176           420           236          460
                    Accrued employee benefits                          2,416           447           968           559        1,092
               Other                                                       -             -             -             -            -
                                                                 -------------------------------------------------------------------
                       Net cash provided by operating activities     (52,287)      (53,198)      (55,994)      (57,079)     (58,546)
                                                                 -------------------------------------------------------------------
Cash flows from investing activities:
     Purchases of property, plant and equipment                       (3,400)       (4,400)       (2,000)       (2,000)      (2,000)
     Payment to acquire equity securities                                  -             -             -             -            -
                                                                 -------------------------------------------------------------------
                         Net cash used in investing activities        (3,400)       (4,400)       (2,000)       (2,000)      (2,000)
Cash flows from financing activities:
   Dividend (to)/from Corporate                                       56,706        57,774        58,415        59,315       61,006
                                                                 -------------------------------------------------------------------
                         Net cash used in financing activities        56,706        57,774        58,415        59,315       61,006
Effect of exchange rate changes on cash                                    -             -             -             -            -
                                                                 -------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                   1,018           176           420           236          460
Cash and cash equivalents - beginning of period                        3,262         4,280         4,457         4,877        5,112
                                                                 -------------------------------------------------------------------
Cash and cash equivalents - end of period                            $ 4,280       $ 4,457       $ 4,877       $ 5,112      $ 5,573
                                                                 ===================================================================

                                                                     2012 Est      2013 Est
                                                                -----------------------------
Cash flows from operating activities:
     Net income/(loss)                                             $ (20,720)     $ 24,853
     Adjustments to reconcile net income/(loss) to net cash
          provided by operating activities:
               Depreciation and amortization                           2,986         3,126
               (Increase) decrease in operating assets:
                    Trade accounts receivable                        (11,303)      (15,107)
                    Inventories, net                                  (2,911)       (3,854)
                    Prepaid expenses and other current assets              -             -
                    Investments and other assets                           -             -
               Increase (decrease) in operating liabilities:
                    Accounts payable and accrued expenses                815           818
                    Accrued employee benefits                          1,976         1,898
               Other                                                       -             -
                                                                   --------------------------
                         Net cash provided by operating activities   (29,156)       11,733
                                                                   --------------------------
Cash flows from investing activities:
     Purchases of property, plant and equipment                       (2,000)       (2,000)
     Payment to acquire equity securities                                  -             -
                                                                   --------------------------
                         Net cash used in investing activities        (2,000)       (2,000)
                                                                   --------------------------
Cash flows from financing activities:
   Dividend (to)/from Corporate                                       31,972        (8,916)
                                                                   --------------------------
                         Net cash used in financing activities        31,972        (8,916)
                                                                   --------------------------
Effect of exchange rate changes on cash                                    -             -
                                                                   --------------------------
Net increase (decrease) in cash and cash equivalents                     815           818
Cash and cash equivalents - beginning of period                        5,573         6,388
                                                                   --------------------------
Cash and cash equivalents - end of period                            $ 6,388       $ 7,205
                                                                   ==========================

                                    21 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL

                HEALTH CARE STATEMENTS OF CASH FLOWS, PAGE 2 OF 2
                -------------------------------------------------
                             (DOLLARS IN THOUSANDS)

                                                                   2014 Est      2015 Est      2016 Est      2017 Est      2018 Est
                                                                   -----------------------------------------------------------------

Cash flows from operating activities:
     Net income/(loss)                                            $ 151,371     $ 230,462     $ 272,093     $ 291,761     $ 300,588
     Adjustments to reconcile net income/(loss) to net cash
          provided by operating activities:
               Depreciation and amortization                              -             -             -             -             -
               (Increase) decrease in operating assets:
                    Trade accounts receivable                       (20,785)      (25,663)      (12,657)       (7,715)       (3,273)
                    Inventories, net                                 (5,337)       (6,550)       (2,884)       (2,345)         (863)
                    Prepaid expenses and other current assets             -             -             -             -             -
                    Investments and other assets                          -             -             -             -             -
               Increase (decrease) in operating liabilities:
                    Accounts payable and accrued expenses            (4,132)        1,282           567           561           258
                    Accrued employee benefits                             -             -             -             -             -
               Other                                                      -             -             -             -             -
                                                                   -----------------------------------------------------------------
                         Net cash provided by operating activities  121,118       199,531       257,119       282,262       296,709
                                                                   -----------------------------------------------------------------

Cash flows from investing activities:
     Purchases of property, plant and equipment                           -             -             -             -             -
     Payment to acquire equity securities                                 -             -             -             -             -
                                                                   -----------------------------------------------------------------
                         Net cash used in investing activities            -             -             -             -             -
                                                                   -----------------------------------------------------------------

Cash flows from financing activities:
   Dividend (to)/from Corporate                                    (125,249)     (198,249)     (256,552)     (281,701)     (296,452)
                                                                   -----------------------------------------------------------------
                         Net cash used in financing activities     (125,249)     (198,249)     (256,552)     (281,701)     (296,452)
                                                                   -----------------------------------------------------------------

Effect of exchange rate changes on cash                                   -             -             -             -             -
                                                                   -----------------------------------------------------------------

Net increase (decrease) in cash and cash equivalents                 (4,131)        1,282           567           561           257
Cash and cash equivalents - beginning of period                       7,205         3,074         4,356         4,923         5,485
                                                                   -----------------------------------------------------------------
Cash and cash equivalents - end of period                           $ 3,074       $ 4,356       $ 4,923       $ 5,485       $ 5,742
                                                                   =================================================================

                                                                       2019 Est      2020 Est      2021 Est      2022 Est
                                                                   ------------------------------------------------------

Cash flows from operating activities:
     Net income/(loss)                                                $ 311,291     $ 303,020     $ 275,012     $ 216,979
     Adjustments to reconcile net income/(loss) to net cash
          provided by operating activities:
               Depreciation and amortization                                  -             -             -             -
               (Increase) decrease in operating assets:
                    Trade accounts receivable                            (3,702)        2,663         8,365        18,195
                    Inventories, net                                       (970)          593         2,156         4,609
                    Prepaid expenses and other current assets                 -             -             -             -
                    Investments and other assets                              -             -             -             -
               Increase (decrease) in operating liabilities:
                    Accounts payable and accrued expenses                   236           (66)         (318)         (762)
                    Accrued employee benefits                                 -             -             -             -
               Other                                                          -             -             -             -
                                                                   ------------------------------------------------------
                         Net cash provided by operating activities      306,853       306,210       285,215       239,021
                                                                   ------------------------------------------------------

Cash flows from investing activities:
     Purchases of property, plant and equipment                               -             -             -             -
     Payment to acquire equity securities                                     -             -             -             -
                                                                   ------------------------------------------------------
                         Net cash used in investing activities                -             -             -             -
                                                                   ------------------------------------------------------

Cash flows from financing activities:
   Dividend (to)/from Corporate                                        (306,618)     (306,276)     (285,533)     (239,783)
                                                                   ------------------------------------------------------
                         Net cash used in financing activities         (306,618)     (306,276)     (285,533)     (239,783)
                                                                   ------------------------------------------------------

Effect of exchange rate changes on cash                                       -             -             -             -

Net increase (decrease) in cash and cash equivalents                        235           (66)         (318)         (762)
Cash and cash equivalents - beginning of period                           5,742         5,978         5,913         5,595
                                                                   ------------------------------------------------------
Cash and cash equivalents - end of period                               $ 5,978       $ 5,913       $ 5,594       $ 4,833
                                                                   ======================================================

                                                                     2023 Est      2024 Est      2025 Est      2026 Est
                                                                   ----------------------------------------------------

Cash flows from operating activities:
     Net income/(loss)                                              $ 213,991     $ 209,126     $ 201,411     $ 187,164
     Adjustments to reconcile net income/(loss) to net cash
          provided by operating activities:
               Depreciation and amortization                                -             -             -             -
               (Increase) decrease in operating assets:
                    Trade accounts receivable                           1,303         1,011         2,453         4,910
                    Inventories, net                                      701          (243)          647         1,213
                    Prepaid expenses and other current assets               -             -             -             -
                    Investments and other assets                            -             -             -             -
               Increase (decrease) in operating liabilities:
                    Accounts payable and accrued expenses                 (71)           42          (162)         (323)
                    Accrued employee benefits                               -             -             -             -
               Other                                                        -             -             -             -
                                                                   ----------------------------------------------------
                         Net cash provided by operating activities    215,923       209,935       204,349       192,963
                                                                   ----------------------------------------------------

Cash flows from investing activities:
     Purchases of property, plant and equipment                             -             -             -             -
     Payment to acquire equity securities                                   -             -             -             -
                         Net cash used in investing activities              -             -             -             -

Cash flows from financing activities:
   Dividend (to)/from Corporate                                      (215,994)     (209,894)     (204,511)     (193,287)
                                                                   -----------------------------------------------------
                         Net cash used in financing activities       (215,994)     (209,894)     (204,511)     (193,287)
                                                                   -----------------------------------------------------

Effect of exchange rate changes on cash                                     -             -             -             -

Net increase (decrease) in cash and cash equivalents                      (71)           41          (162)         (324)
Cash and cash equivalents - beginning of period                         4,833         4,762         4,803         4,641
                                                                   -----------------------------------------------------
Cash and cash equivalents - end of period                             $ 4,762       $ 4,803       $ 4,641       $ 4,317
                                                                   ====================================================

                                                                    2027 Est      2028 Est      2029 Est      2030 Est
                                                                   -----------------------------------------------------

Cash flows from operating activities:
     Net income/(loss)                                             $ 165,619     $ 132,050      $ 71,516      $ 20,364
     Adjustments to reconcile net income/(loss) to net cash
          provided by operating activities:
               Depreciation and amortization                               -             -             -             -
               (Increase) decrease in operating assets:
                    Trade accounts receivable                          7,421        11,728        20,800        17,670
                    Inventories, net                                   1,860         2,911         5,283         4,447
                    Prepaid expenses and other current assets              -             -             -             -
                    Investments and other assets                           -             -             -             -
               Increase (decrease) in operating liabilities:
                    Accounts payable and accrued expenses               (482)         (770)       (1,361)       (1,156)
                    Accrued employee benefits                              -             -             -             -
               Other                                                       -             -             -             -
                                                                   -----------------------------------------------------
                         Net cash provided by operating activities   174,417       145,919        96,237        41,325
                                                                   -----------------------------------------------------
Cash flows from investing activities:
     Purchases of property, plant and equipment                            -             -             -             -
     Payment to acquire equity securities                                  -             -             -             -
                         Net cash used in investing activities             -             -             -             -

Cash flows from financing activities:
   Dividend (to)/from Corporate                                     (174,899)     (146,689)      (97,599)      (42,481)
                         Net cash used in financing activities      (174,899)     (146,689)      (97,599)      (42,481)

Effect of exchange rate changes on cash                                    -             -             -             -

Net increase (decrease) in cash and cash equivalents                    (482)         (770)       (1,362)       (1,156)
Cash and cash equivalents - beginning of period                        4,318         3,836         3,066         1,704
                                                                   -----------------------------------------------------
Cash and cash equivalents - end of period                            $ 3,836       $ 3,065       $ 1,704         $ 548
                                                                   =====================================================

                                    22 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL

                       CORPORATE STATEMENTS OF OPERATIONS
                       ----------------------------------
             (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                            2002 Actual    2003 Actual      2004 AOP       2005 Est      2006 Est
                                                            ------------------------------------------------------------------------

Revenues:
    Product revenue                                                 $ -            $ -           $ -            $ -           $ -
    Fees and royalty revenues                                         -              -         2,500              -             -
                                                            ------------------------------------------------------------------------
        Total revenues                                                -              -         2,500              -             -
Operating expenses:
    Cost of product sold                                              -              -             -              -             -
    Research and development                                          -              -             -              -             -
    Sales, marketing and business development                         -              -             -              -             -
    General and administrative                                        -              -             -              -             -
    Amortization                                                      -              -             -              -             -
    Restructuring and related charges                                 -              -             -              -             -
    Other (income) expense                                       (3,572)          (526)          350            576           576
                                                            ------------------------------------------------------------------------
        Total operating expenses                                 (3,572)          (526)          350            576           576

Operating income                                                  3,572            526         2,150           (576)         (576)

Investment (income)                                                   -              -             -              -             -
Interest expense                                                  8,587          6,667         5,110          2,815           905
Interest (income)                                                (5,207)        (3,960)       (2,573)        (2,554)       (2,986)
                                                            ------------------------------------------------------------------------
Income before provision for income taxes                            192         (2,181)         (387)          (837)        1,505
Provision for/(benefit from) income taxes                            69          4,611          (236)          (153)          315
                                                            ------------------------------------------------------------------------
Net income/(loss)                                                 $ 123       $ (6,792)       $ (151)        $ (684)      $ 1,190
                                                            ========================================================================
    Net income available to holders of common stock            $ (7,152)     $ (14,067)     $ (7,426)      $ (7,959)     $ (6,085)
                                                            ========================================================================
    Earnings/(loss) per common share:
        Basic                                                   $ (0.12)       $ (0.24)      $ (0.13)       $ (0.13)      $ (0.10)
                                                            ========================================================================
        Diluted                                                 $ (0.12)       $ (0.23)      $ (0.12)       $ (0.13)      $ (0.09)
                                                            ========================================================================
    Average common shares outstanding:
        Basic                                                    59,257         58,767        59,368         59,869        61,088
                                                            ========================================================================
        Diluted                                                  59,575         60,680        62,449         63,276        65,168
                                                            ========================================================================

                                                               2007 Est       2008 Est      2009 Est       2010 Est      2011 Est
                                                            ------------------------------------------------------------------------

      Revenues:
    Product revenue                                                 $ -            $ -           $ -            $ -           $ -
    Fees and royalty revenues                                         -              -             -              -             -
                                                            ------------------------------------------------------------------------
        Total revenues                                                -              -             -              -             -
Operating expenses:
    Cost of product sold                                              -              -             -              -             -
    Research and development                                          -              -             -              -             -
    Sales, marketing and business development                         -              -             -              -             -
    General and administrative                                        -              -             -              -             -
    Amortization                                                      -              -             -              -             -
    Restructuring and related charges                                 -              -             -              -             -
    Other (income) expense                                          576            576           576            576           576
                                                            ------------------------------------------------------------------------
        Total operating expenses                                    576            576           576            576           576
Operating income                                                   (576)          (576)         (576)          (576)         (576)
Investment (income)                                                   -              -             -              -             -
Interest expense                                                    428            428           428            428           428
Interest (income)                                                (4,029)        (6,422)       (8,217)        (9,872)      (11,832)
                                                            ------------------------------------------------------------------------
Income before provision for income taxes                          3,025          5,418         7,213          8,868        10,828
Provision for/(benefit from) income taxes                           622          1,310         1,766          2,151         2,524
                                                            ------------------------------------------------------------------------
Net income/(loss)                                               $ 2,403        $ 4,108       $ 5,447        $ 6,718       $ 8,304
                                                            ========================================================================
    Net income available to holders of common stock            $ (4,872)      $ (3,167)     $ (1,828)        $ (557)      $ 1,029
                                                            ========================================================================
    Earnings/(loss) per common share:
        Basic                                                   $ (0.08)       $ (0.05)      $ (0.03)       $ (0.01)       $ 0.01
                                                            ========================================================================
        Diluted                                                 $ (0.07)       $ (0.05)      $ (0.03)       $ (0.01)       $ 0.01
                                                            ========================================================================
    Average common shares outstanding:
        Basic                                                    63,187         65,415        67,995         69,903        70,986
                                                            ========================================================================
        Diluted                                                  67,068         68,906        70,918         71,880        73,163
                                                            ========================================================================

                                                       2012 Est      2013 Est
                                                      --------------------------
Revenues:
    Product revenue                                         $ -           $ -
    Fees and royalty revenues                                 -             -
                                                      --------------------------
        Total revenues                                        -             -
Operating expenses:
    Cost of product sold                                      -             -
    Research and development                                  -             -
    Sales, marketing and business development                 -             -
    General and administrative                                -             -
    Amortization                                              -             -
    Restructuring and related charges                         -             -
    Other (income) expense                                  576           576
                                                      --------------------------
        Total operating expenses                            576           576
Operating income                                           (576)         (576)
Investment (income)                                           -             -
Interest expense                                            428           428
Interest (income)                                       (14,995)      (20,010)
                                                      --------------------------
Income before provision for income taxes                 13,991        19,006
Provision for/(benefit from) income taxes                 1,107         6,443
                                                      --------------------------
Net income/(loss)                                      $ 12,884      $ 12,563
                                                      ==========================
    Net income available to holders of common stock     $ 5,609       $ 5,288
                                                      ==========================
    Earnings/(loss) per common share:
        Basic                                            $ 0.08        $ 0.07
                                                      ==========================
        Diluted                                          $ 0.08        $ 0.07
                                                      ==========================
    Average common shares outstanding:
        Basic                                            72,315        73,675
                                                      ==========================
        Diluted                                          74,495        75,885
                                                      ==========================

                                    23 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL

                            CORPORATE BALANCE SHEETS
                            ------------------------
                             (DOLLARS IN THOUSANDS)

                                                                       ASSETS
                                                                       ------

                                                     2002 Actual    2003 Actual       2004 AOP        2005 Est       2006 Est
                                                     ------------------------------------------------------------------------

Current assets:
     Cash and cash equivalents                         $ 163,376      $ 158,167      $ 165,090       $ 126,787      $ 138,655
     Net accounts receivable                                   -              -          2,500               -              -
     Prepaid expenses and other current assets                 -              -              -               -              -
     Deferred income taxes                                 8,018          3,283          3,283           3,283          3,283
                                                     ------------------------------------------------------------------------
               Total current assets                      171,394        161,450        170,873         130,070        141,938
Property, plant and equipment, net                             -              -              -               -              -
Investments and other assets                                   -              -              -               -              -
Intangible assets, net                                         -              -              -               -              -
Deferred income taxes                                     10,027         16,122         16,122          16,122         16,122
                                                     ------------------------------------------------------------------------
Total assets                                           $ 181,421      $ 177,572      $ 186,995       $ 146,192      $ 158,060
                                                     ========================================================================

                                               LIABILITIES AND STOCKHOLDERS' EQUITY
                                               ------------------------------------
Current liabilities:
     Notes payable                                       $ 7,942        $ 5,926        $ 8,000         $ 8,000        $ 8,000
     Current maturities of long-term debt                 28,291         28,249         28,000          28,000              -
     Accounts payable and accrued expenses                     -              -              -               -              -
     Interest payable on long-term debt                    1,910          1,432            955             500              -
     Accrued employee benefits                                 -              -              -               -              -
     Deferred income taxes                                   922              3              3               3              3
                                                     ------------------------------------------------------------------------
               Total current liabilities                  39,065         35,610         36,958          36,503          8,003
Long-term debt                                            84,897         58,466         28,490             490            490
Capital lease obligation                                       -              -              -               -              -
Deferred income taxes                                     14,090         21,441         20,626          19,098         19,098
Other long-term liabilities                                    -              -              -               -              -
Minority interest                                              -              -              -               -              -
                                                     ------------------------------------------------------------------------
               Total liabilities                         138,052        115,517         86,074          56,091         27,591
                                                     ------------------------------------------------------------------------
Redeemable preferred stock                               169,750        177,025        184,300         191,575        198,850

Stockholders' equity:
     Common stock                                            602            610            616             620            640
     Additional paid-in capital                          349,579        359,344        366,300         371,949        396,593
     Treasury stock                                      (21,030)       (21,030)       (21,030)        (21,030)       (21,030)
     Deferred stock-based compensation                    (1,164)        (1,036)          (541)            (93)             -
     Retained earnings (accumulated deficit)             (53,717)       (67,783)       (75,209)        (83,168)       (89,254)
     Corporate Investment in Division                   (355,865)      (382,260)      (341,651)       (340,927)      (326,505)
     Accumulated other comprehensive loss                (44,786)        (2,815)       (11,864)        (28,825)       (28,825)
                                                     ------------------------------------------------------------------------
Total stockholders' equity                              (126,381)      (114,970)       (83,379)       (101,474)       (68,381)
                                                     ------------------------------------------------------------------------
Total liabilities and stockholders' equity             $ 181,421      $ 177,572      $ 186,995       $ 146,192      $ 158,060
                                                     ========================================================================

                                                                       ASSETS
                                                                       ------
                                                         2007 Est       2008 Est        2009 Est       2010 Est
                                                     ------------------------------------------------------------
Current assets:
     Cash and cash equivalents                          $ 183,668      $ 244,458       $ 303,330      $ 354,832
     Net accounts receivable                                    -              -               -              -
     Prepaid expenses and other current assets                  -              -               -              -
     Deferred income taxes                                  3,283          3,283           3,283          3,283
                                                     ------------------------------------------------------------
               Total current assets                       186,951        247,741         306,613        358,115
Property, plant and equipment, net                              -              -               -              -
Investments and other assets                                    -              -               -              -
Intangible assets, net                                          -              -               -              -
Deferred income taxes                                      16,122         16,122          16,122         16,122
                                                     ------------------------------------------------------------
Total assets                                            $ 203,073      $ 263,863       $ 322,735      $ 374,237
                                                     ============================================================

                                                          LIABILITIES AND STOCKHOLDERS' EQUITY
                                                          ------------------------------------
Current liabilities:
     Notes payable                                        $ 8,000        $ 8,000         $ 8,000        $ 8,000
     Current maturities of long-term debt                       -              -               -              -
     Accounts payable and accrued expenses                      -              -               -              -
     Interest payable on long-term debt                         -              -               -              -
     Accrued employee benefits                                  -              -               -              -
     Deferred income taxes                                      3              3               3              3
                                                     ------------------------------------------------------------
               Total current liabilities                    8,003          8,003           8,003          8,003
Long-term debt                                                490            490             490            490
Capital lease obligation                                        -              -               -              -
Deferred income taxes                                      19,098         19,098          19,098         19,098
Other long-term liabilities                                     -              -               -              -
Minority interest                                               -              -               -              -
                                                     ------------------------------------------------------------
               Total liabilities                           27,591         27,591          27,591         27,591
                                                     ------------------------------------------------------------
Redeemable preferred stock                                206,125        213,400         220,675        227,950

Stockholders' equity:
     Common stock                                             662            685             714            723
     Additional paid-in capital                           423,686        453,191         490,587        507,548
     Treasury stock                                       (21,030)       (21,030)        (21,030)       (21,030)
     Deferred stock-based compensation                          -              -               -              -
     Retained earnings (accumulated deficit)              (94,126)       (97,293)        (99,121)       (99,678)
     Corporate Investment in Division                    (311,010)      (283,856)       (267,856)      (240,042)
     Accumulated other comprehensive loss                 (28,825)       (28,825)        (28,825)       (28,825)
                                                     ------------------------------------------------------------
Total stockholders' equity                                (30,643)        22,872          74,469        118,696
                                                     ------------------------------------------------------------
Total liabilities and stockholders' equity              $ 203,073      $ 263,863       $ 322,735      $ 374,237
                                                     ============================================================

                                                                      ASSETS
                                                                      ------

                                                         2011 Est       2012 Est        2013 Est
                                                     -------------------------------------------

Current assets:
     Cash and cash equivalents                          $ 433,977      $ 565,659       $ 768,357
     Net accounts receivable                                    -              -               -
     Prepaid expenses and other current assets                  -              -               -
     Deferred income taxes                                  3,283          3,283           3,283
                                                     -------------------------------------------
               Total current assets                       437,260        568,942         771,640
Property, plant and equipment, net                              -              -               -
Investments and other assets                                    -              -               -
Intangible assets, net                                          -              -               -
Deferred income taxes                                      16,122         16,122          16,122
                                                     -------------------------------------------
Total assets                                            $ 453,382      $ 585,064       $ 787,762
                                                     ===========================================

                                                        LIABILITIES AND STOCKHOLDERS' EQUITY
                                                        ------------------------------------
Current liabilities:
     Notes payable                                        $ 8,000        $ 8,000         $ 8,000
     Current maturities of long-term debt                       -              -               -
     Accounts payable and accrued expenses                      -              -               -
     Interest payable on long-term debt                         -              -               -
     Accrued employee benefits                                  -              -               -
     Deferred income taxes                                      3              3               3
                                                     -------------------------------------------
               Total current liabilities                    8,003          8,003           8,003
Long-term debt                                                490            490             490
Capital lease obligation                                        -              -               -
Deferred income taxes                                      19,098         19,098          19,098
Other long-term liabilities                                     -              -               -
Minority interest                                               -              -               -
                                                     -------------------------------------------
               Total liabilities                           27,591         27,591          27,591
                                                     -------------------------------------------
Redeemable preferred stock                                235,225        242,500         249,775

Stockholders' equity:
     Common stock                                             735            749             762
     Additional paid-in capital                           530,094        557,339         584,812
     Treasury stock                                       (21,030)       (21,030)        (21,030)
     Deferred stock-based compensation                          -              -               -
     Retained earnings (accumulated deficit)              (98,650)       (93,041)        (87,753)
     Corporate Investment in Division                    (191,758)      (100,219)         62,430
     Accumulated other comprehensive loss                 (28,825)       (28,825)        (28,825)
                                                     -------------------------------------------
Total stockholders' equity                                190,566        314,973         510,396
                                                     -------------------------------------------
Total liabilities and stockholders' equity              $ 453,382      $ 585,064       $ 787,762
                                                     ===========================================

                                    24 of 28

                          GENENCOR INTERNATIONAL, INC.
                                  BUSINESS PLAN
                                                                   CONFIDENTIAL

                       CORPORATE STATEMENTS OF CASH FLOWS
                             (DOLLARS IN THOUSANDS)

                                                                         2002 Actual   2003 Actual     2004 AOP     2005 Est
                                                                         ----------------------------------------------------

Cash flows from operating activities:
     Net income/(loss)                                                         $ 123      $ (6,792)      $ (151)      $ (684)
     Adjustments to reconcile net income/(loss) to net cash
         provided by operating activities:
               Depreciation and amortization                                       -             -            -            -
               Amortization of deferred stock-based compensation               3,746           803          495          448
               Loss on disposition of property, plant and equipment                -             -            -            -
               Loss from impairment of investment in equity securities             -             -            -            -
               Non-cash portion of restructuring and related charges               -             -            -            -
               (Increase) decrease in operating assets:
                    Trade accounts receivable                                      -             -       (2,500)       2,500
                    Inventories, net                                               -             -            -            -
                    Prepaid expenses and other current assets                      -         4,735            -            -
                    Investments and other assets                              (6,906)       (6,094)           -            -
               Increase (decrease) in operating liabilities:
                    Accounts payable and accrued expenses                          -             -            -            -
                    Interest payable on long-term debt                          (477)         (478)        (477)        (455)
                    Accrued employee benefits                                      -             -            -            -
               Other                                                             964         1,183           19           37
                                                                         ----------------------------------------------------
                         Net cash provided by operating activities            (2,550)       (6,643)      (2,614)       1,846
                                                                         ----------------------------------------------------

Cash flows from investing activities:
                         Net cash used in investing activities                     -             -            -            -
                                                                         ----------------------------------------------------

Cash flows from financing activities:
     Proceeds from employee stock purchase plan/options exercised              2,296         8,142        6,963        5,652
     Surrender of restricted shares                                             (198)            -            -            -
     Net (payments) proceeds on notes payable of foreign affiliate              (565)         (205)        (248)           -
     Payment of long-term debt                                               (28,277)      (28,365)     (27,905)     (28,000)
    (Increase)/decrease in Corporate investment in divisions                 (27,551)       10,040       33,630      (12,358)
                                                                         ----------------------------------------------------
                         Net cash used in financing activities               (54,295)      (10,388)      12,440      (34,706)
                                                                         ----------------------------------------------------

Effect of exchange rate changes on cash                                       10,724        11,822       (2,903)      (5,443)
                                                                         ----------------------------------------------------

Net increase (decrease) in cash and cash equivalents                         (46,121)       (5,209)       6,923      (38,303)
Cash and cash equivalents - beginning of period                              209,497       163,376      158,167      165,090
                                                                         ----------------------------------------------------
Cash and cash equivalents - end of period                                   $163,376      $158,167     $165,090     $126,787
                                                                         ====================================================

                                                                           2006 Est     2007 Est      2008 Est     2009 Est
                                                                         ----------------------------------------------------

Cash flows from operating activities:
     Net income/(loss)                                                      $ 1,190      $ 2,403       $ 4,108      $ 5,447
     Adjustments to reconcile net income/(loss) to net cash
         provided by operating activities:
               Depreciation and amortization                                      -            -             -            -
               Amortization of deferred stock-based compensation                 93            -             -            -
               Loss on disposition of property, plant and equipment               -            -             -            -
               Loss from impairment of investment in equity securities            -            -             -            -
               Non-cash portion of restructuring and related charges              -            -             -            -
               (Increase) decrease in operating assets:
                    Trade accounts receivable                                     -            -             -            -
                    Inventories, net                                              -            -             -            -
                    Prepaid expenses and other current assets                     -            -             -            -
                    Investments and other assets                                  -            -             -            -
               Increase (decrease) in operating liabilities:
                    Accounts payable and accrued expenses                         -            -             -            -
                    Interest payable on long-term debt                         (500)           -             -            -
                    Accrued employee benefits                                     -            -             -            -
               Other                                                              -            -             -            -
                                                                         ----------------------------------------------------
                         Net cash provided by operating activities              783        2,403         4,108        5,447
                                                                         ----------------------------------------------------
Cash flows from investing activities:
                         Net cash used in investing activities                    -            -             -            -
                                                                         ----------------------------------------------------

Cash flows from financing activities:
     Proceeds from employee stock purchase plan/options exercised            24,664       27,115        29,528       37,425
     Surrender of restricted shares                                               -            -             -            -
     Net (payments) proceeds on notes payable of foreign affiliate                -            -             -            -
     Payment of long-term debt                                              (28,000)           -             -            -
    (Increase)/decrease in Corporate investment in divisions                 14,422       15,495        27,154       16,000
                                                                         ----------------------------------------------------
                         Net cash used in financing activities               11,086       42,610        56,682       53,425
                                                                         ----------------------------------------------------

Effect of exchange rate changes on cash                                           -            -             -            -
                                                                         ----------------------------------------------------

Net increase (decrease) in cash and cash equivalents                         11,869       45,013        60,790       58,872
Cash and cash equivalents - beginning of period                             126,787      138,655       183,668      244,458
                                                                         ----------------------------------------------------
Cash and cash equivalents - end of period                                  $138,655     $183,668      $244,458     $303,330
                                                                         ====================================================

                                                                           2010 Est      2011 Est     2012 Est     2013 Est
                                                                         ----------------------------------------------------

Cash flows from operating activities:
     Net income/(loss)                                                      $ 6,718       $ 8,304     $ 12,884     $ 12,563
     Adjustments to reconcile net income/(loss) to net cash
         provided by operating activities:
               Depreciation and amortization                                      -             -            -            -
               Amortization of deferred stock-based compensation                  -             -            -            -
               Loss on disposition of property, plant and equipment               -             -            -            -
               Loss from impairment of investment in equity securities            -             -            -            -
               Non-cash portion of restructuring and related charges              -             -            -            -
               (Increase) decrease in operating assets:
                    Trade accounts receivable                                     -             -            -            -
                    Inventories, net                                              -             -            -            -
                    Prepaid expenses and other current assets                     -             -            -            -
                    Investments and other assets                                  -             -            -            -
               Increase (decrease) in operating liabilities:
                    Accounts payable and accrued expenses                         -             -            -            -
                    Interest payable on long-term debt                            -             -            -            -
                    Accrued employee benefits                                     -             -            -            -
               Other                                                              -             -            -            -
                                                                         ----------------------------------------------------
                         Net cash provided by operating activities            6,718         8,304       12,884       12,563
                                                                         ----------------------------------------------------

Cash flows from investing activities:
                         Net cash used in investing activities                    -             -            -            -
                                                                         ----------------------------------------------------

Cash flows from financing activities:
     Proceeds from employee stock purchase plan/options exercised            16,970        22,558       27,259       27,486
     Surrender of restricted shares                                               -             -            -            -
     Net (payments) proceeds on notes payable of foreign affiliate                -             -            -            -
     Payment of long-term debt                                                    -             -            -            -
    (Increase)/decrease in Corporate investment in divisions                 27,814        48,284       91,539      162,649
                                                                         ----------------------------------------------------
                         Net cash used in financing activities               44,784        70,842      118,798      190,135
                                                                         ----------------------------------------------------

Effect of exchange rate changes on cash                                           -             -            -            -
                                                                         ----------------------------------------------------

Net increase (decrease) in cash and cash equivalents                         51,502        79,146      131,682      202,698
Cash and cash equivalents - beginning of period                             303,330       354,832      433,977      565,659
                                                                         ----------------------------------------------------
Cash and cash equivalents - end of period                                  $354,832      $433,977     $565,659     $768,357
                                                                         ----------------------------------------------------

                                    25 of 28

                                    APPENDIX

                                  Page 26 of 28

                          GENENCOR INTERNATIONAL, INC.              CONFIDENTIAL
                                  BUSINESS PLAN

         SENSITIVITY OF PRODUCT REVENUE AND NET INCOME TO EURO MOVEMENTS
                              (Dollars in Millions)

                          2004 AOP        2005 Est         2006 Est        2007 Est     2008 Est
                          -----------------------------------------------------------------------
Exchange     Plan Rate =      1.21            1.13             1.13            1.13         1.13
  Rate       Revenues =       $387            $416             $464            $517         $574
  ----       ----------       ----            ----             ----            ----         ----

  1.35                         $16             $30              $33             $37          $41
  1.30                         $10             $23              $26             $29          $32
  1.25                          $4             $16              $18             $20          $23
  1.20                         ($2)            $10              $11             $12          $13
  1.15                         ($7)             $3               $3              $3           $4
  1.10                        ($13)            ($4)             ($5)            ($5)         ($6)
  0.95                        ($31)           ($25)            ($27)           ($30)        ($34)
  0.90                        ($37)           ($31)            ($35)           ($39)        ($43)

             Net Income =      $26            $20               $29             $31          $40
             ------------      ---            ---               ---             ---          ---

  1.35                        $2.7            $5.1             $5.7            $6.3         $7.0
  1.30                        $1.7            $3.9             $4.4            $4.9         $5.4
  1.25                        $0.7            $2.8             $3.1            $3.5         $3.8
  1.20                       ($0.3)           $1.6             $1.8            $2.0         $2.2
  1.15                       ($1.3)           $0.5             $0.5            $0.6         $0.6
  1.10                       ($2.3)          ($0.7)           ($0.8)          ($0.9)       ($1.0)
  0.95                       ($5.3)          ($4.2)           ($4.6)          ($5.2)       ($5.8)
  0.90                       ($6.3)          ($5.3)           ($5.9)          ($6.6)       ($7.3)

Notes:    (1)  Euro times Exchange Rate equals U.S. Dollar
          (2)  Assumes that 37% of sales continue to be Euro based
          (3)  Assumes net income impact is 17% of revenue impact

                                    27 of 28

                          GENENCOR INTERNATIONAL, INC.              CONFIDENTIAL
                                  BUSINESS PLAN

                      ISSUED AND OUTSTANDING COMMON SHARES
                           (All figures in thousands)

                                             2002     2003     2004     2005     2006     2007
                                             ----     ----     ----     ----     ----     ----
Shares of common outstanding at year-end:

Eastman Chemical                            25,000   25,000   25,000   25,000   25,000   25,000
Danisco                                     25,000   25,000   25,000   25,000   25,000   25,000
Other                                        8,396    9,186    9,663   10,075   12,101   14,273
                                            ------   ------   ------   ------   ------   ------
Total Issued & Outstanding Shares           58,396   59,186   59,663   60,075   62,101   64,273
                                            ======   ======   ======   ======   ======   ======

                                             2008     2009     2010     2011     2012     2013
                                             ----     ----     ----     ----     ----     ----
Shares of common outstanding at year-end:

Eastman Chemical                            25,000   25,000   25,000   25,000   25,000   25,000
Danisco                                     25,000   25,000   25,000   25,000   25,000   25,000
Other                                       16,556   19,434   20,372   21,601   23,030   24,320
                                            ------   ------   ------   ------   ------   ------
Total Issued & Outstanding Shares           66,556   69,434   70,372   71,601   73,030   74,320
                                            ======   ======   ======   ======   ======   ======

                            STOCK OPTIONS OUTSTANDING
                           (All figures in thousands)

                                       2002       2003       2004       2005       2006       2007
                                       ----       ----       ----       ----       ----       ----

Options outstanding at:
             January 1                 6,131      8,856      9,847     11,257     11,945     11,019
Granted                                3,012      1,695      1,950      1,000      1,000      1,000
Exercised                               (287)      (704)      (540)      (312)    (1,926)    (2,072)
                                     -------    -------    -------    -------    -------    -------
            December 31                8,856      9,847     11,257     11,945     11,019      9,947
                                     =======    =======    =======    =======    =======    =======

                                        2008       2009       2010       2011       2012       2013
                                        ----       ----       ----       ----       ----       ----

Options outstanding at:
             January 1                 9,947      8,764      6,986      7,148      7,019      6,690
Granted                                1,000      1,000      1,000      1,000      1,000      1,000
Exercised                             (2,183)    (2,778)      (838)    (1,129)    (1,329)    (1,190)
                                     -------     ------    -------    -------    -------    -------
            December 31                8,764      6,986      7,148      7,019      6,690      6,500
                                     =======     ======    =======    =======    =======    =======

                         WEIGHTED AVERAGE COMMON SHARES
                           (All figures in thousands)

                                                    2002     2003     2004     2005     2006     2007
                                                   ------   ------   ------   ------   ------   ------

Common share outstanding at beginning of period:                              59,663   60,075   62,101
Shares issued upon exercise of options                                           312    1,926    2,072
Number of months between issue and year-end                                        6        6        6
                                                                              ------   ------   ------
Weighted shares                                                                  156      963    1,036
ESPP shares issued                                                               100      100      100
Number of months between issue and year-end                                        6        6        6
                                                                              ------   ------   ------
Weighted shares                                                                   50       50       50
                                                                              ------   ------   ------
Number of weighted avg shares, Basic               59,257   58,767   59,368   59,869   61,088   63,187

Incremental shares due to options outstanding                                  3,407    4,080    3,881
                                                                              ------   ------   ------
Number of weighted avg shares, Diluted             59,575   60,680   62,449   63,276   65,168   67,068

                                                    2008     2009     2010     2011     2012     2013
                                                   ------   ------   ------   ------   ------   ------

Common share outstanding at beginning of period:   64,273   66,556   69,434   70,372   71,601   73,030
Shares issued upon exercise of options              2,183    2,778      838    1,129    1,329    1,190
Number of months between issue and year-end             6        6        6        6        6        6
                                                   ------   ------   ------   ------   ------   ------
Weighted shares                                     1,091    1,389      419      564      664      595
ESPP shares issued                                    100      100      100      100      100      100
Number of months between issue and year-end             6        6        6        6        6        6
                                                   ------   ------   ------   ------   ------   ------
Weighted shares                                        50       50       50       50       50       50
                                                   ------   ------   ------   ------   ------   ------
Number of weighted avg shares, Basic               65,415   67,995   69,903   70,986   72,315   73,675

Incremental shares due to options outstanding       3,491    2,923    1,977    2,176    2,179    2,210
                                                   ------   ------   ------   ------   ------   ------
Number of weighted avg shares, Diluted             68,906   70,918   71,880   73,163   74,495   75,885

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